UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

June 30, 2021

PENN CAPITAL FLOATING RATE INCOME FUND
(formerly, PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND)

PENN CAPITAL MID CAP CORE FUND
(formerly, PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND)

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND
(formerly, PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND)

PENN CAPITAL SHORT DURATION HIGH INCOME FUND
(formerly, PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND)

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

TABLE OF CONTENTS

Advisor’s Letter to Shareholders	1
Fund Summary	6
Disclosure of Fund Expenses	11
Fund	Schedule of Investments
Penn Capital Floating Rate Income Fund	13
Penn Capital Mid Cap Core Fund	19
Penn Capital Opportunistic High Income Fund	22
Penn Capital Short Duration High Income Fund	29
Penn Capital Special Situations Small Cap Equity Fund	34
Statements of Assets And Liabilities	37
Statements of Operations	38
Statements of Changes In Net Assets	40
Financial Highlights	42
Notes to the Financial Statements	46
Additional Information	64
Report of Independent Registered Public Accounting Firm	66
Trustees and Officers	67
Board Approval of Investment Advisory Agreement	71
Privacy Policy	74

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PENN CAPITAL FUNDS TRUST

Advisor’s Letter to Shareholders (Unaudited)

Dear Penn Capital Funds Shareholder:

Credit markets awakened from their lows since March 2020 due in large part from the Federal Reserve’s (“Fed”) announcement of extraordinary liquidity measures, as well as the passage of the CARES Act that provided over $2 trillion of economic relief to American families, workers, and healthcare providers. During our fiscal year ended June 30, 2021, the government authorized two additional rounds of stimulus: the Consolidated Appropriations Act and the American Rescue Plan. This combination of governmental stimulus and the promise of direct purchases by the Fed in numerous credit markets helped stave off investors’ worst fears and provided the base for a spread-tightening (difference in yield between a treasury bond and a corporate bond of the same maturity) rally that lasted throughout the last year.

On November 9th, 2020, Pfizer and BioNTech announced that their mRNA-based vaccine was more than 90% effective against the original COVID strain with strong safety data. Just three weeks later, Moderna announced similar strong clinical trial data for its vaccine. The successful mRNA vaccine development and rollout provided the global economy hope that the pandemic could be managed and ultimately contained. The combination of government stimulus and COVID-19 vaccine development created favorable market conditions for the fiscal year ended June 30, 2021.

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield (“HY”) and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

The following pages review the current market environment and provide additional insight into our funds and their performance over the past fiscal year. Once again, I would like to thank you for your confidence in investing with us.

Overview

Capital markets experienced a strong recovery in the fiscal year ended June 30, 2021 with economic support from the Fed and the U.S. Treasury, as well as the three COVID-19 vaccine rollouts. Continuing jobless claims receded from 16.8 million to 3.4 million during the fiscal year as a strong reduction in unemployment rates occurred during the second half of 2020. All these factors rallied the corporate credit market with HY credit spreads moving from an elevated status in June 2020 to a tightening status in June 2021, signaling a low default outlook over the next 12-24 months. Over the past fiscal year, the equity market rallied with very strong returns stemming from smaller capitalization companies as credit risk was reduced and economic prospects improved.

While the pandemic is an unprecedented event that caused disruption and business transformation, in our opinion, it has created three unique events: (1) some companies have benefitted from the pandemic with clear examples residing in the technology sector ranging from online meetings to online shopping. These beneficiaries will seek to lock in their gains by making the pandemic induced behavior changes permanent. Will behavior permanently change?; (2) most companies have successfully navigated the pandemic and have sales that are near pre-pandemic levels while enjoying solid margins due to reduced employee costs from reduced headcount and expense accounts. Can they lock in efficiency gains?; (3) certain industries were heavily impacted by the pandemic where recovery was delayed. Travel-related companies, such as cruise lines, are slowly ramping up operations as their customers have not enjoyed their services for at least 18 months. Is there pent-up demand or have customers found other forms of entertainment? As the pandemic recedes, investors are challenged with identifying which changes are sustainable versus transitory as they relate to business models.

We expect the COVID-19 pandemic to gradually recede over the next few months as vaccination rates rise and cases of severe disease subside. While a full economic reopening may not yet occur, we do see promise where individuals may gather with less health risk including workers returning to offices and children returning to schools. In the current environment, we believe cyclical companies have an opportunity to participate in a global recovery as such companies may also benefit from supportive credit markets and attractive valuations.

While we are optimistic today, risks remain to the ongoing recovery. Extended unemployment claim benefits are scheduled to roll off in September 2021 as the economy continues to slowly move toward normalization. A recent rise in COVID-19 cases associated with the Delta variant has delayed the expected return to the office; as such, to achieve fuller employment, children will also need to return to school. The unprecedented government support programs will need to slow down in the short term and cease in the intermediate term. The various stimulus packages have created the desired effect, but the potential pain of withdrawal is difficult to gauge. As always, and as the last 18 months have clearly demonstrated, unexpected events can radically shift the investing landscape in the future.

The following paragraphs provide more detailed information on the performance of our funds, as well as selected holdings.

Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)

For the fiscal year ended June 30, 2021, the Penn Capital Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a +7.95% return versus +7.17% for its benchmark, the S&P/LSTA BB Ratings Loan Index. The Floating Rate Income Fund is a more conservative strategy emphasizing BB-rated loans* with no triple-C rated or 2nd lien loan exposure. The Floating Rate Income Fund histroically lagged sharp recoveries like we had in 2020. We do not believe the phasing out of LIBOR (London Interbank Offered Rate, a benchmark interest rate at which major global banks lend to one another in the international market) will have a material impact on the Floating Rate Income Fund.

While the Floating Rate Income Fund’s underweight to single-B rated loans resulted in a performance lag, the strategy elsewhere benefitted from good security selection and overweight positioning to sectors tied to a reopening economy. This included Consumer Discretionary, Airlines, and Leisure. Security selection within software also helped performance, as did an allocation to HY bonds, as bonds outperformed loans. The Floating Rate Income Fund is under-indexed to the market’s largest 100 loans, which was a detriment to performance for the year.

The Floating Rate Income Fund’s investments in the Specialty Retail, Leisure & Travel, and Airlines sectors provided the largest industry contributions whereas security selection within Telecom negatively impacted performance as did an underweight allocation to commodity sectors. The top single name contributors to performance were Bob’s Discount Furniture, Life Time Fitness, and Allegiant Airlines. We expect Bob’s Discount Furniture to refinance its term loan in the next 12 months and Life Time Fitness just announced plans to launch its IPO, or initial public offering. Allegiant Airlines’ business continued to recover as leisure flying rebounded. Top single name detractors included Telesat and SS&C Technology. Telesat lagged on credit concerns related to a large capital expenditure cycle and we exited the loan. SS&C is a high-quality company and lagged the low quality rally.

Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)

For the fiscal year ended June 30, 2021, the Penn Capital Short Duration High Income Fund (the “Short Duration Fund”) generated an 8.42% return, performing in-line with its benchmark, the ICE BofA 1-3 Year BB-Rated US Cash Pay HY Index, which returned 9.01%. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes triple C-rated bonds. The Short Duration Fund has historically underperformed the broad short duration market, which includes triple C-rated bonds, during low quality rallies (2021), and has historically outperformed during low quality sell-offs (2020).

The Short Duration Fund benefitted from an overweight position and strong security selection within COVID-19 “re-opening plays,” such as the Retail and Transports sectors, mainly via higher coupon (annual interest payment on a bond) secured paper including L Brands and Delta Airlines. Additionally, the Short Duration Fund benefitted from security selection within commodity-oriented industries, such as Chemicals and Metals/Mining, whereas the impact of the Energy sector on performance was neutral. Both an underweight position and strong security selection within the Telecommunications and Technology sectors contributed to performance.

The largest single detractors to performance were cash and underweights to Ford (Automotive) and Deutsche Bank (Financial Services) due to portfolio guideline requirements. As the ICE BofA 1-3 Year BB-Rated US Cash Pay HY Index is unconstrained, its Ford average weighting neared 15% whereas the Short Duration Fund’s single position size limitation is 5%. Deutsche Bank has a single large index issue: a fixed-to-float bond that matures in 2028 but is callable in 2023. We are considerate of final maturity in our guidelines and 2028 was a bridge too far.

During the fiscal year, the Short Duration Fund held an average weighting of 3.5% in cash and 5.7% in bank loan securities via exposure to a combination of individual bank loan holdings and an investment in the Floating Rate Income Fund. Our loan positions performed in-line with bonds. Given the rally in bond yields during the past year, and given our constructive view on credit fundamentals, we would expect to be increasing our loan weighting from its fiscal year-end 4.5% level; higher quality loans should help to provide cushion against unexpected Fed rate hikes.

*

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from `AAA’, which is the highest grade, to `D’, which is the lowest grade. Investment-Grade refers to a bond considered investment grade if its credit rating is BBB- or higher. Below Investment grade refers to a security that is rated below investment grade.

Penn Capital Opportunistic High Income Fund (formerly, Penn Capital Multi-Credit High Income Fund)

For the fiscal year ended June 30, 2021, the Penn Capital Opportunistic High Income Fund (the “Opportunistic High Income Fund”) generated a +19.22% return, outperforming the +15.60% return of its benchmark, the ICE BofA US HY Constrained Index. The HY market over the 12-month period experienced a significant recovery from the combined shock of COVID-19 and depressed oil prices. Aggressive Fed policy and news of successful vaccines helped reopen the economy and restore companies’ access to the capital markets. Thanks to rising stock prices, consumers emerged from the crisis with record levels of wealth and renewed confidence in the U.S. economy. As a result, the HY market generated its largest total return since 2016. The rally disproportionately benefitted low quality bonds and cyclical sectors whose businesses were most negatively impacted by COVID-19, particularly Energy, Leisure, Transportation, and Consumer Discretionary.

During the summer of 2020, we repositioned the strategy in anticipation of an improving economy by shifting to an overweight allocation of triple C-rated bonds, commodities, and sectors tied to a reopening economy. This included Leisure, Transportation, and Consumer Discretionary sectors. The Opportunistic High Income Fund reduced its exposure to bank loans by half over the fiscal year as secured bank debt has historically lagged bonds when exiting a recession. With corporate borrowing access on the rise and spreads on the mend, the Opportunistic High Income Fund also began to unwind its exposure to investment grade issuers that were benefitting from a Fed backstop while capital markets were shut down. The Opportunistic High Income Fund continues to overweight “rising star” credits, or BB-rated bonds that we believe could be upgraded to investment grade in the near future. While recent news of the Delta variant and concerns around Fed tapering have caused economically sensitive sectors to underperform in July and August, we heavily discount concerns of widespread economic shutdowns in the fall and believe the long term trajectory of the recovery is intact. We are, however, mindful that the timing and pace of the recovery may be lengthier and choppier than previously anticipated. Although spreads are low, the HY asset class is on pace to experience a 1% type default rate in 2021 and 2022.

The largest positive contributors during the fiscal year were security selection in the Telecommunication, Energy Exploration & Production, and Media & Broadcasting sectors. Investments in these sectors outperformed as a result of strong security selection and favorable sector weightings. The Opportunistic High Income Fund’s largest single name contributor to performance was Gogo, a leading inflight internet and entertainment provider, as the company underwent a successful corporate separation that alleviated its financial distress. An investment in Antero Resources, a natural gas liquids producer, also contributed significantly to performance. Holdings in the Energy Service, Aerospace, and Media sectors contributed the greatest share of negative performance during the fiscal year, particularly Nine Energy Services and Diamond Sports, both companies that fundamentally lagged the recovery. The Opportunistic High Income Fund’s exposure to floating rate bank debt modestly hindered performance as well.

Penn Capital Mid Cap Core Fund (formerly, Penn Capital Managed Alpha SMID Cap Equity Fund)

For the fiscal year ended June 30, 2021, the Penn Capital Mid Cap Core Fund (the “Mid Cap Core Fund”) generated a 45.88% return underperforming the 57.79% return of its benchmark, the Russell 2500™ Index. The Mid Cap Core Fund underperformed during the sharp equity market rally in 4Q 2020 (“4Q20”) as positive COVID-19 vaccine data was released and the U.S. Presidential election reached a resolution. The Mid Cap Core Fund repositioned, aiming to benefit from an improving economy in 4Q20, to more fully participate in the economic recovery.

Best performing sectors during the fiscal year were Communication Services, Utilities, and Materials. In the Communication Services sector, TripAdvisor benefitted from growing consumer demand to book travel as the COVID-19 pandemic slowed. The Mid Cap Core Fund’s underweight position in the Utilities sector benefitted in a strong equity market environment. In the Materials sector, Steel Dynamics benefitted from rising steel prices as commodity demand improved through the fiscal year.

Sectors that hindered performance included Industrials, Information Technology, and Consumer Discretionary. Mercury Systems, a defense contractor, experienced slowing backlog growth as the Department of Defense contract awards were sluggish due to the pandemic. Schneider National, a trucking company, was less economically sensitive than competitors due to its contracted business model. Allison Transmission faced disruption fears as commercial vehicles considered using electric vehicles that utilize new propulsion systems. In the Information Technology sector, GoDaddy confronted growth challenges as its business lapped a strong shift to online marketing and e-commerce for small businesses in the prior year. Liberty Media Sirius XM lagged the market, retained steady Sirius subscription trends, and initiated a strategic investment in Live Nation, the concert promotion company.

Penn Capital Special Situations Small Cap Equity Fund

For the fiscal year ended June 30, 2021, the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a +112.11% return, outperforming the +62.03% return of its benchmark, the Russell 2000® Index. Risk assets rallied virtually unabated throughout the fiscal year driven by the development, approval, and initial rollout of multiple COVID-19 vaccines, support from economic stimulus, an easing Fed policy, and the resilience of businesses and consumers as they transitioned to telecommuting and adapted to the “new normal.” After spiking to the highest levels since the Great Recession in early 2020, HY credit spreads moved consistently lower throughout the fiscal year as corporations tightened their belts to preserve cash and successfully tapped the market with new debt issuance to improve liquidity, extend maturity runway, and de-risk their balance sheets. Steady improvement in the HY markets and sequential momentum in the domestic economy drove outperformance for the Special Situations Fund. As our confidence in the recovery grew, the strategy increased its overweight to the shares of cyclical, value, and levered companies best positioned to, in our view, benefit from re-opening.

The Information Technology, Consumer Discretionary, and Healthcare sectors were the leading contributors to performance primarily driven by favorable stock selection. In the Information Technology sector, MTS Systems Corporation, a manufacturer of computer-based testing and simulation systems, was acquired by electrical components maker Amphenol Corporation for $58.50 per share in cash, a 52% premium. Within the Consumer Discretionary sector, casino operator Golden Entertainment delivered revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization; a measure of a company’s overall financial performance) above Street expectations, driven by rapid recovery at its Nevada locals properties, sequential occupancy improvement on the Las Vegas Strip, and cost efficiencies that should drive future margin expectations well above historical averages. In the Healthcare sector, hospital operator Community Health Systems demonstrated continued improvement in operating fundamentals as same-store patient volumes recovered and profitability benefitted from cost controls and divestitures of underperforming locations. Successful debt refinancing has vastly improved the company’s credit profile by extending maturities, reducing interest expense, and boosting free cash flow (“FCF”) (represents the cash available for the company to repay creditors or pay dividends and interest to investors).

While all 11 sectors contributed positively to performance, the Real Estate, Materials, and Consumer Staples sectors provided the smallest lift relative to the benchmark. Within the Real Estate sector, data center REIT QTS Realty Trust lagged amid a broad rotation towards more economically sensitive issues. In the Materials sector, precious metals company SSR Mining delivered production, costs, and FCF that were generally in-line with market expectations though shares underperformed peers with more exposure to favorable re-opening trends. Within the Consumer Staples sector, warehouse membership club retailer BJ’s Wholesale delivered significant increases in sales, earnings, and FCF but underperformed as investors sold COVID-19 beneficiaries in favor of names with more leverage to the recovery.

Conclusion

We would like to take this opportunity to thank our shareholders for entrusting their investments with our firm. We do not take your faith in us for granted. Our team remains committed to focusing our efforts on behalf of our shareholders, and we value your continued confidence in our vision. We believe the Penn Capital Funds offer a product line-up that embodies our investment philosophy and dedicated research-driven process.

In December 2020, Penn Capital announced an agreement with Spouting Rock Asset Management (“SRAM”), an investment adviser registered with the Securities and Exchange Commission,under which SRAM has the option to become the majority owner of Penn Capital through a series of transactions. This agreement provides Penn Capital access to SRAM’s multi-manager boutique platform and shared services offerings.

Looking Forward

This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in HY debt securities and equity securities of smaller and mid-sized companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Kirsten Hocker
President
Penn Capital Management Company, LLC

Past performance is no guarantee of future results. Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal year-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities. Portfolio holdings are subject to change at any time. Please see the Schedules of Investments provided in this report for the complete listing of each Fund’s holdings.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofA US High Yield Constrained Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%.

The ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofA US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

The S&P/LSTA BB Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

An investment cannot be made directly in an index.

PENN CAPITAL FLOATING RATE INCOME FUND

Fund Summary (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
$12,317
$12,229
11/30/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020
12/31/2020
06/30/2021
Penn Capital Floating Rate Income Fund - Institutional Class
S&P/LSTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

Average Annual Total Returns for the Period Ended June 30, 2021	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Floating Rate Income Fund
Institutional Class Shares	7.95%	3.05%	3.72%	3.67%
S&P/LSTA BB Loan Index	7.17%	3.11%	3.62%	3.80%(2)

(1)	Inception date is 11/30/15.

(2)	The return shown for the S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 1.37%, Net Expense Ratio: 0.64%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL MID CAP CORE FUND

FUND SUMMARY (UNAUDITED)

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$21,265
$19,735
11/30/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020
12/31/2020
06/30/2021
Penn Capital Mid Cap Core Fund - Institutional Class Shares
Russell 2500™ Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

Average Annual Total Returns for the Period Ended June 30, 2021	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Mid Cap Core Fund
Institutional Class Shares	45.88%(2)	12.74%	15.41%	12.95%
Russell 2500TM Index	57.79%	15.24%	16.35%	14.47%(3)

(1)	Inception date is 11/30/15.

(2)	Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

(3)	The return shown for the Russell 2500™ Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 2.14%, Net Expense Ratio: 1.06%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$15,130
$14,333
$13,658
11/30/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020
12/31/2020
06/30/2021
Penn Capital Opportunistic High Income Fund - Institutional Class Shares
ICE BofAML US High Yield Constrained Index
50% ICE BofAML High Yield Constrained Index-50% S&P/SLTA BB Loan Index

This chart assumes a hypothetical initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

Average Annual Total Returns for the Period Ended June 30, 2021	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Opportunistic High Income Fund
Institutional Class Shares	19.22%	5.86%	6.90%	6.66%
ICE BofAML US High Yield Constrained Index	15.60%	7.12%	7.28%	7.70%(2)
50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index	11.33%	5.11%	5.44%	5.75%(3)

(1)	Inception date is 11/30/15.

(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.

(3)	The return for the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 2.19%, Net Expense Ratio: 0.72%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

FUND SUMMARY (UNAUDITED)

$13,000
$12,000
$11,000
$10,000
$9,000
$12,013
$11,914
$11,196
07/17/2017
09/30/2017
12/31/2017
03/31/2018
06/30/2018
09/30/2018
12/31/2018
03/31/2019
06/30/2019
09/30/2019
12/31/2019
03/31/2020
06/30/2020
09/30/2020
12/31/2020
03/31/2021
06/30/2021
Penn Capital Short Duration High Incom Fund - Institutional Class
ICE BofAML 1-3 Year BB US Cash Pay High Yield Index
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index

This chart assumes a hypothetical initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Average Annual Total Returns for the Period Ended June 30, 2021	One Year	Three Years	Since Inception(1)
Penn Capital Short Duration High Income Fund
Institutional Class Shares	8.42%	3.48%	2.90%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index	9.01%	5.72%	4.74%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	10.86%	5.00%	4.53%(3)

(1)	Inception date is 7/17/17.

(2)	The return shown for the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.

(3)

The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares. The ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Imdex is comprised of bonds within the ICE BofA High Yield Index whose ratings are at or between B1 through BB3, with maturities between 1 and 3 years.

Gross Expense Ratio: 1.17%, Net Expense Ratio: 0.54%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

FUND SUMMARY (UNAUDITED)

This chart assumes a hypothetical initial gross investment of $10,000 made on December 17, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than that shown. To obtain performance current to the most recent month-end please call 844-302 PENN (7366) or visit www.penncapitalfunds.com. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

Average Annual Total Returns for the Period Ended June 30, 2021	One Year	Three Years	Five Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	112.11%(2)	19.71%	20.13%	18.69%
Russell 2000® Index	62.03%	13.52%	16.47%	15.24%(3)

(1)	Inception date is 12/17/15.

(2)	Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

(3)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

Gross Expense Ratio: 3.09%, Net Expense Ratio: 1.09%, per the most recent Prospectus dated October 31, 2020, as supplemented December 17, 2020, April 8, 2021, and April 30, 2021.

The Advisor has contractually agreed to waive management fees and/or pay certain Fund expenses through at least April 1, 2023.

PENN CAPITAL FUNDS TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE PERIOD FROM January 1, 2021 TO June 30, 2021

Cost in Dollars of a $1,000 Investment

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in a Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Penn Capital Floating Rate Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,018.90	$3.20	$1,021.62	$3.21

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.64% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Mid Cap Core Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,153.50	$5.66	$1,019.54	$5.31

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Opportunistic High Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,047.90	$3.66	$1,021.22	$3.61

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Short Duration High Income Fund		Actual		Hypothetical
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period(1)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period(1)
Institutional Class Shares	$1,000.00	$1,023.50	$2.71	$1,022.12	$2.71

(1)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.54% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Special Situations Small Cap Equity Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$1,330.00	$6.30	$1,019.39	$5.46

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.

(2)

Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Bank Loans: 90.6% (a)(b)
Advertising: 2.8%
Alchemy Copyrights LLC, 3.500% (1 Month US LIBOR + 3.000%), 3/10/28	$178,652	$178,429
Clear Channel Outdoor Holdings, Inc., 3.647% (3 Month US LIBOR + 3.500%), 8/21/26	245,625	239,588
Terrier Media Buyer, Inc., 3.604% (1 Month US LIBOR + 3.500%), 12/17/26	197,010	195,915
Ziggo Financing Partnership, 2.573% (1 Month US LIBOR + 2.500%), 4/30/28	250,000	247,222
		861,154
Aerospace/Defense: 0.5%
Ducommun, Inc., 4.104%, 11/21/25
(1 Month US LIBOR + 4.000%)	124,977	123,519
(1 Month US LIBOR + 4.000%)	30,487	30,131
		153,650
Air Transportation: 1.8%
Allegiant Travel Co., 3.156% (3 Month US LIBOR + 3.000%), 2/5/24	343,355	341,037
American Airlines, Inc., 5.500% (3 Month US LIBOR + 4.750%), 3/10/28	200,000	208,350
		549,387
Auto Parts & Equipment: 1.1%
Dealer Tire LLC, 4.354%, 12/12/25
(1 Month US LIBOR + 4.250%)	45,202	45,180
(1 Month US LIBOR + 4.250%)	77,923	77,884
Truck Hero, Inc., 4.500% (1 Month US LIBOR + 3.750%), 1/19/28	199,500	199,400
		322,464
Brokerage: 0.5%
Victory Capital Holdings, Inc., 2.444% (3 Month US LIBOR + 2.250%), 7/1/26	167,392	166,033

Building Materials: 3.2%
CP Atlas Buyer, Inc., 4.250% (1 Month US LIBOR + 3.750%), 11/23/27	199,500	198,856
LBM Acquisition LLC, 4.500% (3 Month US LIBOR + 3.750%), 12/18/27	174,563	173,216

	Principal	Value
LBM Acquisition LLC, 4.500% (1 Month US LIBOR + 3.750%), 12/18/27	$38,889	$38,589
Quikrete Holdings, Inc., 2.604% (1 Month US LIBOR + 2.500%), 1/31/27	380,740	377,051
White Cap Buyer LLC, 4.500% (3 Month US LIBOR + 4.000%), 10/19/27	199,000	199,249
		986,961
Building Products: 0.7%
Foundation Building Materials, Inc., 3.750% (1 Month US LIBOR + 3.250%), 1/29/28	205,000	203,549

Cable & Satellite TV: 3.0%
Altice France SA, 4.155% (3 Month US LIBOR + 4.000%), 8/14/26	238,075	237,437
Cogeco Communications USA II LP, 2.104% (1 Month US LIBOR + 2.000%), 1/4/25	243,638	240,086
Radiate Holdco LLC, 4.250% (1 Month US LIBOR + 3.500%), 9/25/26	199,000	199,074
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	239,820	239,021
		915,618
Chemicals: 3.8%
Axalta Coating Systems US Holdings, Inc., 1.952% (3 Month US LIBOR + 1.750%), 6/1/24	176,857	175,626
Gemini HDPE LLC, 3.500% (3 Month US LIBOR + 3.000%), 12/31/27	197,395	196,984
Hexion, Inc., 3.710% (3 Month US LIBOR + 3.500%), 7/1/26	245,000	244,591
Lummus Technology Holdings V LLC, 3.604% (1 Month US LIBOR + 3.500%), 6/30/27	199,001	197,686
Trinseo Materials Operating SCA, 2.604% (1 Month US LIBOR + 2.500%), 3/18/28	200,000	198,376
Univar USA, Inc., 2.104% (1 Month US LIBOR + 2.000%), 11/22/26	147,750	147,196
		1,160,459
Diversified Capital Goods: 0.7%
EWT Holdings III Corp., 2.625% (1 Month US LIBOR + 2.500%), 3/10/28	200,000	198,666

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Electric - Generation: 0.6%
Vistra Operations Co. LLC, 1.854%, 12/31/25
(1 Month US LIBOR + 1.750%)	$38,518	$38,229
(1 Month US LIBOR + 1.750%)	158,195	157,009
		195,238
Electronics: 0.2%
Cohu, Inc., 3.172% (1 Month US LIBOR + 3.000%), 10/1/25	74,693	73,589

Environmental: 0.6%
GFL Environmental, Inc., 3.500% (3 Month US LIBOR + 3.000%), 5/31/25	199,000	199,028

Food - Wholesale: 2.6%
American Seafoods Group LLC, 3.750%, 8/21/23
(3 Month US LIBOR + 2.750%)	156,774	156,774
(1 Month US LIBOR + 2.750%)	1,048	1,048
Bellring Brands LLC, 4.750% (1 Month US LIBOR + 4.000%), 10/21/24	243,061	244,551
Chobani LLC, 4.500% (1 Month US LIBOR + 3.500%), 10/23/27	198,500	198,831
Whole Earth Brands, Inc., 5.500% (3 Month US LIBOR + 4.500%), 6/25/25	199,500	198,253
		799,457
Forestry/Paper: 1.3%
Sabert Corp., 5.500% (1 Month US LIBOR + 4.500%), 12/10/26	192,425	192,065
Schweitzer-Mauduit International, Inc., 4.500% (1 Month US LIBOR + 3.750%), 2/23/28	200,000	197,000
		389,065
Gaming: 3.4%
Caesars Resort Collection LLC, 4.604% (1 Month US LIBOR + 4.500%), 7/20/25	198,500	198,996
CCM Merger, Inc., 4.500% (3 Month US LIBOR + 3.750%), 11/4/25	173,818	173,601
Playtika Holding Corp., 2.854% (1 Month US LIBOR + 2.750%), 3/5/28	199,500	198,480
Scientific Games International, Inc., 2.854% (1 Month US LIBOR + 2.750%), 8/14/24	266,556	264,557

	Principal	Value
The Enterprise Development Authority, 5.000% (1 Month US LIBOR + 4.250%), 2/19/28	$197,500	$197,994
		1,033,628
Gas Distribution: 2.2%
BCP Raptor LLC, 5.250% (1 Month US LIBOR + 4.250%), 6/7/24	198,958	196,913
CQP Holdco LP, 4.250% (3 Month US LIBOR + 3.750%), 5/27/28	250,000	248,875
Stonepeak Lonestar Holdings LLC, 4.690% (3 Month US LIBOR + 4.500%), 10/19/26	240,210	240,723
		686,511
Health Care Providers & Services: 1.0%
Emerald TopCo, Inc., 3.685% (3 Month US LIBOR + 3.500%), 7/25/26	294,750	292,908

Health Facilities: 1.3%
ADMI Corp., 3.250% (1 Month US LIBOR + 2.750%), 12/23/27	199,500	197,132
Select Medical Corp., 2.360% (1 Month US LIBOR + 2.250%), 3/6/25	212,163	209,909
		407,041
Health Services: 2.7%
FC Compassus LLC, 5.000% (1 Month US LIBOR + 4.250%), 12/31/26	197,010	197,873
Gentiva Health Services, Inc., 2.875% (1 Month US LIBOR + 2.750%), 7/2/25	197,351	196,796
Option Care Health, Inc., 3.854% (1 Month US LIBOR + 3.750%), 8/6/26	221,130	221,083
PPD, Inc., 2.750% (1 Month US LIBOR + 2.250%), 1/6/28	199,500	199,157
		814,909
Hotels: 1.4%
Hilton Grand Vacations LLC, 3.500% (1 Month US LIBOR + 3.000%), 5/20/28	250,000	250,078
Marriott Ownership Resorts, Inc., 1.854% (1 Month US LIBOR + 1.750%), 8/31/25	174,951	172,108
		422,186
Industrial Conglomerates: 0.8%
Deliver Buyer, Inc., 5.147% (3 Month US LIBOR + 5.000%), 5/1/24	243,664	243,969

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Insurance Brokerage: 0.6%
Alliant Holdings Intermediate LLC, 4.250% (1 Month US LIBOR + 3.750%), 11/6/27	$198,275	$198,440

Investments & Miscellaneous Financial Services: 4.3%
Hightower Holding LLC, 4.750% (1 Month US LIBOR + 4.000%), 4/16/28	160,000	160,200
Hightower Holding LLC, 4.750% (1 Month US LIBOR + 4.000%), 4/16/28	40,000	40,050
Nexus Buyer LLC, 3.841% (1 Month US LIBOR + 3.750%), 11/8/26	246,250	245,546
Russell Investments US Institutional Holdco, Inc., 4.000% (3 Month US LIBOR + 3.500%), 5/30/25	200,000	198,688
The Edelman Financial Engines Center LLC, 4.500% (1 Month US LIBOR + 3.750%), 7/19/25	194,750	194,884
TransUnion LLC, 1.854% (1 Month US LIBOR + 1.750%), 11/13/26	240,185	238,418
VeriFone Systems, Inc., 4.147% (3 Month US LIBOR + 4.000%), 8/20/25	243,243	238,835
		1,316,621
IT Services: 0.8%
NAB Holdings LLC, 4.000% (3 Month US LIBOR + 3.000%), 6/30/24	240,666	240,666

Machinery: 0.6%
Gates Global LLC, 3.500% (1 Month US LIBOR + 2.750%), 3/31/24	199,813	199,294

Media Content: 3.3%
Arches Buyer, Inc., 3.750% (1 Month US LIBOR + 3.250%), 12/6/27	199,000	198,365
CSC Holdings LLC, 2.323% (1 Month US LIBOR + 2.250%), 7/17/25	240,601	236,992
Cumulus Media New Holdings, Inc., 4.750% (3 Month US LIBOR + 3.750%), 3/31/26	151,358	151,510
The E.W. Scripps Co., 3.312% (1 Month US LIBOR + 2.563%), 5/1/26	244,642	243,622
The E.W. Scripps Co., 3.750% (1 Month US LIBOR + 3.000%), 12/15/27	186,500	186,267
		1,016,756

	Principal	Value
Metals/Mining Excluding Steel: 0.7%
American Rock Salt Co. LLC, 4.750%, (1 Month US LIBOR + 4.000%) 6/4/28	$200,000	$200,084

Multi-Line Insurance: 0.6%
HUB International Ltd., 3.176% (3 Month US LIBOR + 2.750%), 4/25/25	198,242	195,941

Packaging: 1.6%
Graham Packaging Co., Inc., 3.750% (1 Month US LIBOR + 3.000%), 8/4/27	195,442	195,153
Reynolds Group Holdings, Inc., 3.354%, 2/16/26
(1 Month US LIBOR + 3.250%)	46,066	45,737
(1 Month US LIBOR + 3.250%)	28,124	27,923
(1 Month US LIBOR + 3.250%)	124,810	123,919
Reynolds Group Holdings, Inc., 2.854%, 2/5/23
(1 Month US LIBOR + 2.750%)	58,490	58,344
(1 Month US LIBOR + 2.750%)	21,588	21,534
(1 Month US LIBOR + 2.750%)	13,179	13,146
		485,756
Personal & Household Products: 2.7%
Canada Goose, Inc., 4.250% (3 Month US LIBOR + 3.500%), 10/7/27	199,001	199,582
Froneri US, Inc., 2.354%, 1/31/27
(1 Month US LIBOR + 2.250%)	136,079	133,936
(1 Month US LIBOR + 2.250%)	61,921	60,946
HLF Financing Sarl LLC, 2.592% (1 Month US LIBOR + 2.500%), 8/16/25	243,125	241,474
Weber-Stephen Products LLC, 4.000% (1 Month US LIBOR + 3.250%), 10/30/27	199,000	199,249
		835,187
Pharmaceuticals: 4.0%
Agiliti Health, Inc., 2.875% (1 Month US LIBOR + 2.750%), 1/4/26	246,222	244,683
Aldevron LLC, 4.250% (1 Month US LIBOR + 3.250%), 10/11/26	295,500	295,408
Bausch Health Americas, Inc., 3.092% (1 Month US LIBOR + 3.000%), 6/1/25	261,461	260,253
Cambrex Corp., 4.250% (1 Month US LIBOR + 3.500%), 12/4/26	246,884	247,349

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Greatbatch Ltd., 3.500% (1 Month US LIBOR + 2.500%), 10/27/22	$191,740	$191,884
		1,239,577
Printing & Publishing: 1.3%
Meredith Corp., 2.604% (1 Month US LIBOR + 2.500%), 1/31/25	228,738	227,651
Nielsen Finance LLC, 2.081% (1 Month US LIBOR + 2.000%), 10/4/23	176,692	176,471
		404,122
Recreation & Travel: 1.8%
Carnival Corp., 3.750% (1 Month US LIBOR + 3.000%), 6/30/25	250,000	249,750
Life Time Fitness, Inc., 5.750%, (3 Month US LIBOR + 4.750%), 6/10/22	94,326	94,562
SkyMiles IP Ltd., 4.750% (3 Month US LIBOR + 3.750%), 10/20/27	200,000	211,138
		555,450
Restaurants: 2.2%
IRB Holding Corp., 2.953% (6 Month US LIBOR + 2.750%), 2/5/25	243,829	243,244
IRB Holding Corp., 4.250% (3 Month US LIBOR + 3.250%), 12/15/27	199,000	198,876
Whatabrands LLC, 2.832% (1 Month US LIBOR + 2.750%), 8/3/26	228,708	227,617
		669,737
Software: 0.5%
SCS Holdings I, Inc., 3.604% (1 Month US LIBOR + 3.500%), 7/1/26	147,011	146,539

Software/Services: 8.1%
Avaya, Inc., 4.073% (1 Month US LIBOR + 4.000%), 12/15/27	200,000	200,406
Castle US Holding Corp., 3.897% (3 Month US LIBOR + 3.750%), 1/31/27	197,917	195,288
Cornerstone OnDemand, Inc., 3.341% (1 Month US LIBOR + 3.250%), 4/22/27	151,846	151,703
Endurance International Group Holdings, Inc., 4.250% (6 Month US LIBOR + 3.500%), 1/29/28	205,000	203,889
Fiserv Investment Solutions, Inc., 4.155% (3 Month US LIBOR + 4.000%), 2/18/27	198,000	198,164

	Principal	Value
Go Daddy Operating Co. LLC, 1.842%, 2/15/24
(1 Month US LIBOR + 1.750%)	$51,116	$50,688
(1 Month US LIBOR + 1.750%)	163,793	162,422
LogMeIn, Inc., 4.827%, 8/31/27
(1 Month US LIBOR + 4.750%)	116,083	115,866
(1 Month US LIBOR + 4.750%)	33,167	33,105
Match Group Holdings II LLC, 1.906% (3 Month US LIBOR + 1.750%), 2/13/27	200,000	197,250
PAE Holding Corp., 5.250% (3 Month US LIBOR + 4.500%), 10/19/27	195,355	195,517
Proofpoint, Inc., 3.750% (1 Month US LIBOR + 3.250%), 6/10/28	200,000	198,776
Rackspace Technology Global, Inc., 3.500% (3 Month US LIBOR + 2.750%), 2/9/28	199,500	198,311
SS&C Technologies Holdings Europe Sarl, 1.854% (1 Month US LIBOR + 1.750%), 4/16/25	84,739	83,680
SS&C Technologies, Inc., 1.854% (1 Month US LIBOR + 1.750%), 4/16/25	98,937	97,700
The Ultimate Software Group, Inc., 4.000% (3 Month US LIBOR + 3.250%), 5/3/26	198,503	198,618
		2,481,383
Specialty Retail: 8.7%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/8/23	291,142	291,142
BJ’s Wholesale Club, Inc., 2.073% (1 Month US LIBOR + 2.000%), 2/3/24	106,738	106,707
Calceus Acquisition, Inc., 5.635% (3 Month US LIBOR + 5.500%), 2/12/25	385,934	372,426
CNT Holdings I Corp., 4.500% (6 Month US LIBOR + 3.750%), 11/8/27	199,500	199,500
Jo-Ann Stores LLC, 6.000% (1 Month US LIBOR + 5.000%), 10/16/23	186,947	186,666
Jo-Ann Stores LLC, 5.500% (1 Month US LIBOR + 5.000%), 7/31/28	250,000	248,769
PetSmart, Inc., 4.500% (6 Month US LIBOR + 3.750%), 1/29/28	200,000	200,050
Savers, Inc., 6.500% (3 Month US LIBOR + 5.750%), 3/26/28	200,000	201,584
Shutterfly LLC, 7.000% (1 Month US LIBOR + 6.000%), 10/1/26	292,620	292,881

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Staples, Inc., 4.676% (3 Month US LIBOR + 4.500%), 9/12/24	$210,772	$207,007
The Michael’s Companies, Inc., 5.000% (1 Month US LIBOR + 4.250%), 4/9/28	200,000	200,728
Waystar Technologies, Inc., 4.104% (1 Month US LIBOR + 4.000%), 10/23/26	148,871	148,987
		2,656,447
Support - Services: 4.0%
Buzz Merger Sub Ltd., 2.854% (1 Month US LIBOR + 2.750%), 1/29/27	246,875	245,796
PetVet Care Centers LLC, 2.854% (1 Month US LIBOR + 2.750%), 2/14/25	316,199	311,674
Pike Corp., 3.110% (1 Month US LIBOR + 3.000%), 12/21/27	196,575	196,056
Prime Security Services Borrower LLC, 3.500%, 9/23/26
(6 Month US LIBOR + 2.750%)	101,565	101,454
(12 Month US LIBOR + 2.750%)	50,783	50,728
(12 Month US LIBOR + 2.750%)	50,783	50,728
(1 Month US LIBOR + 2.750%)	78,404	78,318
TruGreen LP, 4.750% (1 Month US LIBOR + 4.000%), 11/2/27	199,000	199,647
		1,234,401
Tech Hardware & Equipment: 3.7%
Asurion LLC, 3.354% (1 Month US LIBOR + 3.250%), 12/23/26	199,000	196,638
CommScope, Inc., 3.354% (1 Month US LIBOR + 3.250%), 4/4/26	195,758	194,640
Dell International LLC, 1.860% (1 Month US LIBOR + 1.750%), 3/13/24	213,312	213,045
Dell International LLC, 2.000% (1 Month US LIBOR + 1.750%), 9/19/25	199,500	199,410
Plantronics, Inc., 2.592% (1 Month US LIBOR + 2.500%), 7/2/25	182,092	178,565
Xperi Holding Corp., 3.581% (1 Month US LIBOR + 3.500%), 6/1/25	163,929	163,478
		1,145,776
Telecom - Wireline Integrated & Services: 4.1%
CenturyLink, Inc., 2.354% (1 Month US LIBOR + 2.250%), 3/15/27	246,250	242,741
Cincinnati Bell, Inc., 4.250% (1 Month US LIBOR + 3.250%), 10/2/24	439,838	439,091

	Principal	Value
Consolidated Communications, Inc., 4.250% (1 Month US LIBOR + 3.500%), 10/2/27	$142,801	$142,979
Gogo Intermediate Holdings LLC, 4.500% (1 Month US LIBOR + 3.750%), 4/21/28	200,000	199,500
Telesat Canada LLC, 2.860% (1 Month US LIBOR + 2.750%), 12/6/26	244,089	228,841
		1,253,152
Theaters & Entertainment: 0.8%
Alterra Mountain Co., 2.854% (1 Month US LIBOR + 2.750%), 7/31/24	241,250	238,020
Total Bank Loans (cost $27,630,856)		27,788,819

Corporate Bonds: 6.7%
Advertising: 0.5%
MDC Partners, Inc., 7.500%, 5/1/24 (c)	149,000	150,863

Automakers: 0.7%
Ford Motor Credit Co. LLC, 3.096%, 5/4/23	200,000	204,000

Consumer/Commercial/Lease Financing: 0.6%
Home Point Capital, Inc., 5.000%, 2/1/26 (c)	210,000	195,825

Food - Wholesale: 0.4%
KeHE Distributors LLC, 8.625%, 10/15/26 (c)	121,000	132,230

Gas Distribution: 0.8%
New Fortress Energy, Inc., 6.500%, 9/30/26 (c)	230,000	235,014

Media Content: 1.0%
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26 (c)	155,000	162,169
Netflix, Inc., 5.875%, 11/15/28	114,000	139,927
		302,096
Oil Field Equipment & Services: 0.6%
Oceaneering International, Inc., 4.650%, 11/15/24	200,000	201,350

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Pharmaceuticals: 0.2%
Endo Lux Pharamceutical, Inc., 6.125%, 4/1/29 (c)	$80,000	$78,400

Real Estate Investment Trusts (REITs): 0.8%
Service Properties Trust, 4.950%, 10/1/29	240,000	236,700

Recreation & Travel: 1.1%
Carnival Corp., 7.625%, 3/1/26 (c)	300,000	325,875
Total Corporate Bonds (cost $2,019,409)		2,062,353

Short-Term Investment: 5.7%
U.S. Bank Money Market Deposit Account, 0.00% (d)	1,740,281	1,740,281
Total Short-Term Investment (cost $1,740,281)		1,740,281

Total Investments - 103.0% (cost $31,390,546)		31,591,453
Other Assets & Liabilities (3.0)%		(905,640)
Net Assets: 100.0%		$30,685,813

Percentages are stated as a percent of net assets.

(a)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2021, the value of these investments was $1,280,376, or 4.2% of total net assets.

(d)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Funds hold cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

Country Exposure (as a percentage of total investments)
United States	98.2%
Panama	1.0%
Canada	0.5%
Luxembourg	0.3%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Shares	Value
Common Stocks: 94.8%
Aerospace & Defense: 1.5%
Mercury Systems, Inc. (a)	4,410	$292,295

Air Freight & Logistics: 1.8%
XPO Logistics, Inc. (a)	2,553	357,139

Banks: 7.1%
People’s United Financial, Inc.	21,718	372,247
Pinnacle Financial Partners, Inc.	5,494	485,065
Texas Capital Bancshares, Inc. (a)	3,972	252,182
Western Alliance Bancorp	3,285	305,012
		1,414,506
Biotechnology: 3.8%
Exelixis, Inc. (a)	12,298	224,070
Halozyme Therapeutics, Inc. (a)	7,151	324,727
United Therapeutics Corp. (a)	1,203	215,830
		764,627
Building Products: 1.2%
Lennox International, Inc.	700	245,560

Chemicals: 4.6%
Axalta Coating Systems Ltd. (a)	10,365	316,029
CF Industries Holdings, Inc.	6,587	338,901
Livent Corp. (a)	14,016	271,350
		926,280
Commercial Services & Supplies: 2.1%
IAA, Inc. (a)	3,665	199,889
Steelcase, Inc. - Class A	15,074	227,768
		427,657
Construction Materials: 2.0%
Martin Marietta Materials, Inc.	1,123	395,083

Consumer Finance: 1.3%
LendingTree, Inc. (a)	1,209	256,163

Diversified Financial Services: 1.4%
Voya Financial, Inc.	4,670	287,205

Electrical Equipment: 1.5%
nVent Electric PLC	9,339	291,750

	Shares	Value
Energy Equipment & Services: 1.2%
TechnipFMC PLC (a)	26,884	$243,300

Food Products: 1.7%
Lamb Weston Holdings, Inc.	4,270	344,418

Health Care Equipment & Supplies: 2.1%
CONMED Corp.	3,066	421,360

Health Care Providers & Services: 1.1%
Quest Diagnostics, Inc.	1,679	221,578

Hotels, Restaurants & Leisure: 8.9%
MGM Resorts International	9,139	389,778
Norwegian Cruise Line Holdings Ltd. (a)	13,757	404,593
Planet Fitness, Inc. - Class A (a)	4,558	342,990
Six Flags Entertainment Corp. (a)	8,590	371,775
Vail Resorts, Inc. (a)	872	276,006
		1,785,142
Insurance: 6.1%
Arch Capital Group Ltd. (a)	7,759	302,135
Fidelity National Financial, Inc.	5,260	228,600
Lincoln National Corp.	6,207	390,048
Primerica, Inc.	1,937	296,632
		1,217,415
Interactive Media & Services: 2.8%
IAC/InterActiveCorp (a)	1,776	273,806
TripAdvisor, Inc. (a)	7,192	289,838
		563,644
IT Services: 3.4%
GoDaddy, Inc. - Class A (a)	3,948	343,318
Sabre Corp. (a)	26,463	330,258
		673,576
Life Sciences Tools & Services: 2.2%
Avantor, Inc. (a)	12,145	431,269

Machinery: 1.1%
Allison Transmission Holdings, Inc.	5,415	215,192

Marine: 1.8%
Kirby Corp. (a)	5,889	357,109

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Shares	Value
Media: 3.1%
Fox Corp. - Class B	7,415	$261,008
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	7,776	362,206
		623,214
Metals & Mining: 2.0%
Steel Dynamics, Inc.	6,677	397,949

Oil, Gas & Consumable Fuels: 3.3%
Diamondback Energy, Inc.	4,330	406,544
HollyFrontier Corp.	7,912	260,305
		666,849
Pharmaceuticals: 3.5%
Bausch Health Companies, Inc. (a)	13,582	398,224
Catalent, Inc. (a)	2,827	305,655
		703,879
Professional Services: 1.6%
TransUnion	2,879	316,143

Semiconductors & Semiconductor Equipment: 6.5%
Allegro MicroSystems, Inc. (a)	11,737	325,115
Skyworks Solutions, Inc.	2,626	503,535
Teradyne, Inc.	3,478	465,913
		1,294,563
Software: 3.7%
Five9, Inc. (a)	1,836	336,704
Tyler Technologies, Inc. (a)	872	394,467
		731,171
Specialty Retail: 4.8%
Burlington Stores, Inc. (a)	1,125	362,239
Five Below, Inc. (a)	1,726	333,584
Floor & Decor Holdings, Inc. - Class A (a)	2,514	265,730
		961,553
Technology Hardware, Storage & Peripherals: 1.8%
Western Digital Corp. (a)	4,951	352,363

Textiles, Apparel & Luxury Goods: 1.7%
PVH Corp. (a)	3,081	331,485

Trading Companies & Distributors: 2.1%
United Rentals, Inc. (a)	1,344	428,749
Total Common Stocks (cost $12,618,244)		18,940,186

	Shares	Value
Real Estate Investment Trusts (REITs): 3.9%
Healthcare Trust of America, Inc. - Class A	9,204	$245,747
MGM Growth Properties LLC - Class A	6,447	236,089
Pebblebrook Hotel Trust	12,742	300,074
Total REITs (cost $709,588)		781,910

Short-Term Investment: 1.0%
U.S. Bank Money Market Deposit Account, 0.00% (b)	195,202	195,202
Total Short-Term Investment (cost $195,202)		195,202

Total Investments - 99.7% (cost $13,523,034)		19,917,298
Other Assets and Liabilities 0.3%		54,905
Net Assets: 100.0%		$19,972,203

Percentages are stated as a percent of net assets.

(a)	No distribution or dividend was made during the period ending June 30, 2021. As such, it is classified as a non-income producing security as of June 30, 2021.

(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Funds hold cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Country Exposure (as a percentage of total investments)
United States	90.2%
Bermuda	5.1%
Canada	2.0%
Ireland	1.5%
United Kingdom	1.2%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Opportunistic High Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Asset Backed Security: 0.3%
Air Transportation: 0.3%
American Airlines 2015-1 Class A Pass Through Trust, 3.375%, 11/1/28	$52,623	$52,258
Total Asset Backed Security (cost $45,205)		52,258

Convertible Bonds: 2.6%
Auto Parts & Equipment: 0.6%
Meritor, Inc., 3.250%, 10/15/37	120,000	127,656

Cable & Satellite TV: 0.7%
DISH Network Corp., 2.375%, 3/15/24	150,000	145,406

Gas Distribution: 0.8%
Cheniere Energy, Inc., 4.250%, 3/15/45	75,000	63,166
Golar LNG Ltd., 2.750%, 2/15/22	95,000	94,169
		157,335
Personal & Household Products: 0.5%
Tilray, Inc., 5.000%, 10/1/23	100,000	97,515
Total Convertible Bonds (cost $506,341)		527,912

Corporate Bonds: 92.2%
Advertising: 1.1%
Clear Channel Outdoor Holdings, Inc., 7.500%, 6/1/29 (a)	65,000	67,297
MDC Partners, Inc., 7.500%, 5/1/24 (a)	95,000	96,188
Nielsen Finance LLC, 5.875%, 10/1/30 (a)	60,000	65,305
		228,790
Aerospace/Defense: 0.9%
Bombardier, Inc., 6.000%, 10/15/22 (a)	95,000	95,119
Triumph Group, Inc., 7.750%, 8/15/25	90,000	92,584
		187,703
Air Transportation: 2.0%
American Airlines Group, Inc., 5.000%, 6/1/22 (a)	130,000	130,165
American Airlines, Inc., 5.500%, 4/20/26 (a)	25,000	26,469

	Principal	Value
American Airlines, Inc., 5.750%, 4/20/29 (a)	$25,000	$27,031
Spirit Loyalty Cayman Ltd., 8.000%, 9/20/25 (a)	53,856	60,911
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 3/3/24	36,742	37,568
United Airlines Holdings, Inc., 6.500%, 6/20/27 (a)	40,000	44,040
United Airlines, Inc., 4.625%, 4/15/29 (a)	75,000	77,625
		403,809
Auto Parts & Equipment: 1.4%
American Axle & Manufacturing, Inc., 6.875%, 7/1/28	85,000	92,835
The Goodyear Tire & Rubber Co., 5.000%, 7/15/29 (a)	20,000	20,940
The Goodyear Tire & Rubber Co., 5.250%, 7/15/31 (a)	65,000	67,925
Wheel Pros, Inc., 6.500%, 5/15/29 (a)	90,000	91,013
		272,713
Automakers: 4.0%
Ford Motor Co., 6.625%, 10/1/28	160,000	190,800
Ford Motor Co., 7.450%, 7/16/31	150,000	197,250
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28 (a)	200,000	210,500
McLaren Finance PLC, 5.750%, 8/1/22 (a)	200,000	199,314
		797,864
Banks: 1.0%
Credit Suisse Group AG, 4.500% (5 Year CMT Rate + 3.554%), 9/3/26 (a)	200,000	198,480

Building & Construction: 1.7%
Ashton Woods USA LLC, 9.875%, 4/1/27 (a)	135,000	150,862
Brookfield Residential Properties, Inc., 5.000%, 6/15/29 (a)	85,000	85,638
Taylor Morrison Communities, Inc., 5.125%, 8/1/30 (a)	90,000	97,549
		334,049
Building Materials: 0.9%
Installed Building Products, Inc., 5.750%, 2/1/28 (a)	90,000	94,725
White Cap Buyer LLC, 6.875%, 10/15/28 (a)	80,000	85,620
		180,345

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Cable & Satellite TV: 3.0%
Altice France SA/France, 8.125%, 2/1/27 (a)	$200,000	$217,900
CCO Holdings LLC, 4.500%, 8/15/30 (a)	135,000	140,564
CCO Holdings LLC, 4.500%, 5/1/32	135,000	139,894
DISH DBS Corp., 7.750%, 7/1/26	40,000	45,300
DISH DBS Corp., 5.125%, 6/1/29 (a)	70,000	69,120
		612,778
Chemicals: 0.9%
Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (a)	65,000	66,462
Venator Finance Sarl, 5.750%, 7/15/25 (a)	125,000	122,813
		189,275
Consumer/Commercial/Lease Financing: 2.7%
Alliance Data Systems Corp., 7.000%, 1/15/26 (a)	85,000	91,056
Enova International, Inc., 8.500%, 9/15/25 (a)	125,000	128,556
Home Point Capital, Inc., 5.000%, 2/1/26 (a)	50,000	46,625
Navient Corp., 7.250%, 9/25/23	130,000	143,488
Navient Corp., 6.750%, 6/25/25	45,000	49,824
Navient Corp., 4.875%, 3/15/28	60,000	60,300
OneMain Finance Corp., 6.625%, 1/15/28	25,000	28,659
		548,508
Department Stores: 2.2%
Macy’s Retail Holdings LLC, 2.875%, 2/15/23	90,000	90,900
Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (a)	105,000	112,920
Neiman Marcus Group LLC, 7.125%, 4/1/26 (a)	225,000	240,188
		444,008
Diversified Capital Goods: 0.4%
Madison IAQ LLC, 5.875%, 6/30/29 (a)	20,000	20,350
Matthews International Corp., 5.250%, 12/1/25 (a)	50,000	51,437
		71,787
Electric - Inegrated: 0.4%
Leeward Renewable Energy Operations LLC, 4.250%, 7/1/29 (a)	70,000	70,875

	Principal	Value
Energy - Exploration & Production: 9.6%
Antero Resources Corp., 5.000%, 3/1/25	$85,000	$86,995
Antero Resources Corp., 8.375%, 7/15/26 (a)	160,000	182,000
Antero Resources Corp., 7.625%, 2/1/29 (a)	110,000	122,100
Antero Resources Corp., 5.375%, 3/1/30 (a)	25,000	25,516
Apache Corp., 4.875%, 11/15/27	60,000	64,979
Chesapeake Energy Corp., 5.875%, 2/1/29 (a)	90,000	97,421
Comstock Resources, Inc., 5.875%, 1/15/30 (a)	65,000	66,300
Comstock Resources, Inc., 6.750%, 3/1/29 (a)	90,000	95,871
Hess Corp., 7.300%, 8/15/31	220,000	298,281
Hilcorp Energy I LP, 6.250%, 11/1/28 (a)	80,000	85,000
Hilcorp Energy I LP, 5.750%, 2/1/29 (a)	20,000	20,850
Northern Oil and Gas, Inc., 8.125%, 3/1/28 (a)	205,000	220,887
Occidental Petroleum Corp., 5.550%, 3/15/26	140,000	154,700
Occidental Petroleum Corp., 6.450%, 9/15/36	100,000	119,560
Occidental Petroleum Corp., 5.875%, 9/1/25	60,000	66,750
Occidental Petroleum Corp., 5.500%, 12/1/25	45,000	49,726
SM Energy Co., 6.500%, 7/15/28	35,000	35,963
Vine Energy Holdings LLC, 6.750%, 4/15/29 (a)	125,000	131,563
		1,924,462
Food - Wholesale: 3.7%
Dole Food Co., Inc., 7.250%, 6/15/25 (a)	65,000	66,300
HLF Financing Sarl LLC, 4.875%, 6/1/29 (a)	55,000	55,413
HLF Financing Sarl LLC, 7.875%, 9/1/25 (a)	45,000	48,938
JBS USA LUX SA, 6.750%, 2/15/28 (a)	175,000	192,281
KeHE Distributors LLC, 8.625%, 10/15/26 (a)	108,000	118,024
Kraft Heinz Foods Co., 5.500%, 6/1/50	160,000	207,640

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Simmons Foods, Inc., 4.625%, 3/1/29 (a)	$60,000	$60,521
		749,117
Food & Drug Retailers: 1.1%
Rite Aid Corp., 8.000%, 11/15/26 (a)	100,000	101,500
SEG Holding LLC, 5.625%, 10/15/28 (a)	120,000	125,964
		227,464
Forestry/Paper: 1.3%
Mercer International, Inc., 5.125%, 2/1/29 (a)	90,000	92,610
Rayonier AM Products, Inc., 7.625%, 1/15/26 (a)	65,000	67,763
Resolute Forest Products, Inc., 4.875%, 3/1/26 (a)	95,000	98,135
		258,508
Gaming: 3.0%
Affinity Gaming, 6.875%, 12/15/28 (a)	65,000	68,981
Boyd Gaming Corp., 4.750%, 12/1/27	140,000	144,900
CCM Merger, Inc., 6.375%, 5/1/26 (a)	65,000	68,250
Everi Holdings, Inc., 5.000%, 7/15/29 (a)	100,000	100,000
Penn National Gaming, Inc., 4.125%, 7/1/29 (a)	75,000	74,906
Scientific Games International, Inc., 8.625%, 7/1/25 (a)	135,000	147,825
		604,862
Gas Distribution: 3.2%
Antero Midstream Partners LP, 5.375%, 6/15/29 (a)	50,000	52,125
Blue Racer Midstream LLC, 6.625%, 7/15/26 (a)	40,000	41,800
Blue Racer Midstream LLC, 7.625%, 12/15/25 (a)	40,000	43,347
Crestwood Midstream Partners LP, 6.000%, 2/1/29 (a)	65,000	68,088
DCP Midstream Operating LP, 5.125%, 5/15/29	70,000	77,350
EQM Midstream Partners LP, 5.500%, 7/15/28	45,000	48,626
Harvest Midstream I LP, 7.500%, 9/1/28 (a)	45,000	48,870
New Fortress Energy, Inc., 6.750%, 9/15/25 (a)	125,000	127,969
New Fortress Energy, Inc., 6.500%, 9/30/26 (a)	60,000	61,308

	Principal	Value
Western Midstream Operating LP, 5.300%, 2/1/30	$60,000	$67,200
		636,683
Health Facilities: 1.7%
Community Health Systems, Inc., 6.875%, 4/1/28 (a)	125,000	123,650
Community Health Systems, Inc., 6.125%, 4/1/30 (a)	60,000	60,900
Mednax, Inc., 6.250%, 1/15/27 (a)	85,000	89,994
Tenet Healthcare Corp., 6.125%, 10/1/28 (a)	65,000	69,266
		343,810
Health Services: 0.8%
DaVita, Inc., 4.625%, 6/1/30 (a)	95,000	97,681
ModivCare, Inc., 5.875%, 11/15/25 (a)	60,000	64,200
		161,881
Hotels: 0.6%
Hilton Grand Vacations, Inc., 5.000%, 6/1/29 (a)	75,000	76,688
Hilton Grand Vacations, Inc., 4.875%, 7/1/31 (a)	45,000	44,882
		121,570
Investments & Miscellaneous Financial Services: 1.2%
Icahn Enterprises LP, 6.250%, 5/15/26	105,000	111,405
Icahn Enterprises LP, 5.250%, 5/15/27	65,000	67,112
Icahn Enterprises LP, 4.375%, 2/1/29 (a)	55,000	54,725
		233,242
Machinery: 0.6%
Titan International, Inc., 7.000%, 4/30/28 (a)	115,000	120,319

Media Content: 4.7%
AMC Networks, Inc., 4.750%, 8/1/25	90,000	92,403
Audacy Capital Corp., 6.750%, 3/31/29 (a)	60,000	62,257
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26 (a)	96,000	100,440
Diamond Sports Group LLC, 5.375%, 8/15/26 (a)	105,000	67,987
Diamond Sports Group LLC, 12.750%, 12/1/26 (a)	28,000	21,560
Netflix, Inc., 5.875%, 11/15/28	136,000	166,930

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Scripps Escrow, Inc., 5.875%, 7/15/27 (a)	$50,000	$51,768
Scripps Escrow II, Inc., 5.375%, 1/15/31 (a)	125,000	124,605
TEGNA, Inc., 5.000%, 9/15/29	90,000	94,183
Townsquare Media, Inc., 6.875%, 2/1/26 (a)	70,000	74,900
Univision Communications, Inc., 6.625%, 6/1/27 (a)	90,000	97,520
		954,553
Medical Products: 0.6%
AdaptHealth LLC, 6.125%, 8/1/28 (a)	115,000	122,462

Metals/Mining Excluding Steel: 3.4%
Century Aluminum Co., 7.500%, 4/1/28 (a)	145,000	153,875
Cleveland-Cliffs, Inc., 6.750%, 3/15/26 (a)	45,000	48,544
Freeport-McMoRan, Inc., 4.625%, 8/1/30	70,000	76,650
Taseko Mines Ltd., 7.000%, 2/15/26 (a)	120,000	125,100
Teck Resources Ltd., 6.250%, 7/15/41	130,000	169,879
Teck Resources Ltd., 5.200%, 3/1/42	85,000	100,003
		674,051
Oil Field Equipment & Services: 1.5%
Oceaneering International, Inc., 4.650%, 11/15/24	70,000	70,472
TechnipFMC PLC, 6.500%, 2/1/26 (a)	95,000	102,578
Weatherford International Ltd., 11.000%, 12/1/24 (a)	125,000	130,000
		303,050
Packaging: 0.7%
FXI Holdings, Inc., 12.250%, 11/15/26 (a)	60,000	69,075
Pactiv LLC, 7.950%, 12/15/25	60,000	67,500
		136,575
Personal & Household Products: 0.7%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25 (a)	90,000	96,469
Turning Point Brands, Inc., 5.625%, 2/15/26 (a)	50,000	51,625
		148,094
Pharmaceuticals: 2.2%
Bausch Health Companies, Inc., 5.000%, 2/15/29 (a)	100,000	93,250

	Principal	Value
Bausch Health Companies, Inc., 9.250%, 4/1/26 (a)	$240,000	$261,048
Endo Lux Pharamceutical, Inc., 6.125%, 4/1/29 (a)	90,000	88,200
		442,498
Printing & Publishing: 0.6%
Meredith Corp., 6.875%, 2/1/26	125,000	130,000

Real Estate Development & Management: 0.7%
Realogy Group LLC, 5.750%, 1/15/29 (a)	140,000	146,355

Real Estate Investment Trusts (REITs): 4.5%
HAT Holdings I LLC, 3.375%, 6/15/26 (a)	70,000	70,525
Hunt Companies, Inc., 5.250%, 4/15/29 (a)	100,000	97,000
Iron Mountain, Inc., 4.875%, 9/15/29 (a)	125,000	129,025
New Residential Investment Corp., 6.250%, 10/15/25 (a)	155,000	155,147
Service Properties Trust, 5.250%, 2/15/26	35,000	35,262
Service Properties Trust, 4.375%, 2/15/30	55,000	52,388
Service Properties Trust, 4.350%, 10/1/24	110,000	110,770
Service Properties Trust, 4.750%, 10/1/26	30,000	29,625
Starwood Property Trust, Inc., 5.500%, 11/1/23 (a)	100,000	104,750
XHR LP, 6.375%, 8/15/25 (a)	45,000	47,869
XHR LP, 4.875%, 6/1/29 (a)	70,000	72,275
		904,636
Recreation & Travel: 5.0%
Carnival Corp., 10.500%, 2/1/26 (a)	45,000	52,391
Carnival Corp., 7.625%, 3/1/26 (a)	130,000	141,212
Carnival Corp., 5.750%, 3/1/27 (a)	90,000	94,275
Cedar Fair LP, 5.250%, 7/15/29	90,000	92,700
Life Time, Inc., 8.000%, 4/15/26 (a)	90,000	95,917
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	50,000	51,405
Royal Caribbean Cruises Ltd., 3.700%, 3/15/28	105,000	100,284
Royal Caribbean Cruises Ltd., 5.500%, 4/1/28 (a)	65,000	68,075

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Royal Caribbean Cruises Ltd., 4.250%, 7/1/26 (a)	$70,000	$69,913
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25 (a)	140,000	151,676
Viking Cruises Ltd., 5.875%, 9/15/27 (a)	50,000	49,410
Viking Cruises Ltd., 5.625%, 2/15/29 (a)	30,000	30,300
		997,558
Restaurants: 0.3%
Carrols Restaurant Group, Inc., 5.875%, 7/1/29 (a)	70,000	69,037

Software/Services: 1.9%
Avaya, Inc., 6.125%, 9/15/28 (a)	65,000	69,569
Go Daddy Operating Co. LLC, 3.500%, 3/1/29 (a)	60,000	59,610
Rackspace Technology Global, Inc., 5.375%, 12/1/28 (a)	65,000	66,625
Shift4 Payments LLC, 4.625%, 11/1/26 (a)	65,000	67,844
Unisys Corp., 6.875%, 11/1/27 (a)	105,000	114,748
		378,396
Specialty Retail: 2.3%
Guitar Center, Inc., 8.500%, 1/15/26 (a)	95,000	101,650
L Brands, Inc., 5.250%, 2/1/28	85,000	95,094
L Brands, Inc., 9.375%, 7/1/25 (a)	30,000	38,775
L Brands, Inc., 6.625%, 10/1/30 (a)	20,000	23,150
Shutterfly, Inc., 8.500%, 10/1/26 (a)	180,000	197,325
		455,994
Support - Services: 4.7%
Avis Budget Car Rental LLC, 5.250%, 3/15/25 (a)	71,000	71,887
Avis Budget Car Rental LLC, 5.375%, 3/1/29 (a)	45,000	46,856
Pike Corp., 5.500%, 9/1/28 (a)	65,000	67,600
Pitney Bowes, Inc., 7.250%, 3/15/29 (a)	95,000	100,938
Sabre GLBL, Inc., 9.250%, 4/15/25 (a)	100,000	118,883
Sabre GLBL, Inc., 7.375%, 9/1/25 (a)	50,000	54,375
SRS Distribution, Inc., 6.125%, 7/1/29 (a)	100,000	102,911
Staples, Inc., 7.500%, 4/15/26 (a)	115,000	119,110
Staples, Inc., 10.750%, 4/15/27 (a)	115,000	116,915

	Principal	Value
The ADT Security Corp., 4.875%, 7/15/32 (a)	$45,000	$47,418
United Rentals North America, Inc., 5.250%, 1/15/30	90,000	98,585
		945,478
Tech Hardware & Equipment: 2.1%
CommScope Technologies LLC, 6.000%, 6/15/25 (a)	52,000	53,105
CommScope, Inc., 7.125%, 7/1/28 (a)	65,000	70,443
Dell International LLC, 8.100%, 7/15/36	55,000	83,827
Diebold Nixdorf, Inc., 8.500%, 4/15/24	60,000	61,425
Diebold Nixdorf, Inc., 9.375%, 7/15/25 (a)	45,000	49,894
NCR Corp., 5.125%, 4/15/29 (a)	95,000	97,969
		416,663
Telecom - Wireless: 0.7%
Sprint Capital Corp., 6.875%, 11/15/28	115,000	147,488

Telecom - Wireline Integrated & Services: 2.9%
Altice France SA/France, 5.125%, 7/15/29 (a)	200,000	200,980
Cincinnati Bell, Inc., 7.000%, 7/15/24 (a)	85,000	87,231
Consolidated Communications, Inc., 6.500%, 10/1/28 (a)	60,000	64,545
Embarq Corp., 7.995%, 6/1/36	60,000	68,019
Level 3 Financing, Inc., 3.625%, 1/15/29 (a)	75,000	72,375
Level 3 Financing, Inc., 3.750%, 7/15/29 (a)	20,000	19,450
Lumen Technologies, Inc., 5.375%, 6/15/29 (a)	70,000	71,007
		583,607
Theaters & Entertainment: 1.6%
AMC Entertainment Holdings, Inc., 12.000% Cash or 0.000% PIK, 6/15/26 (a)	70,000	71,662
Cinemark USA, Inc., 5.250%, 7/15/28 (a)	100,000	102,500
National CineMedia LLC, 5.750%, 8/15/26	160,000	145,453
		319,615
Transport Infrastructure/Services: 1.6%
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/29 (a)	70,000	72,107

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Teekay Corp., 9.250%, 11/15/22 (a)	$140,000	$144,637
XPO CNW, Inc., 6.700%, 5/1/34	90,000	107,550
		324,294
Total Corporate Bonds (cost $17,734,730)		18,523,306

Bank Loans: 2.6% (b)(c)
Aerospace/Defense: 0.2%
Ducommun, Inc., 4.091%, 11/30/25
(1 Month US LIBOR + 4.000%)	28,634	28,300
(1 Month US LIBOR + 4.000%)	6,985	6,904
		35,204
Air Transportation: 0.2%
Allegiant Travel Co., 3.156% (1 Month US LIBOR + 3.000%), 2/5/24	49,369	49,035

Gas Distribution: 0.4%
BCP Raptor LLC, 5.250% (3 Month US LIBOR + 4.250%), 6/24/24	84,557	83,688

Specialty Retail: 1.3%
BDF Acquisition Corp., 6.250% (1 Month US LIBOR + 5.250%), 8/14/23	78,333	78,333
Calceus Acquisition, Inc., 5.635% (3 Month US LIBOR + 5.500%), 3/31/25	65,319	63,033
Gannett Holdings LLC, 7.750% (3 Month US LIBOR + 7.000%), 2/28/26	124,251	125,027
		266,393
Telecom - Satellite: 0.5%
Gogo Intermediate Holdings LLC, 4.500% (1 Month US LIBOR + 3.750%), 4/28/28	90,000	89,775
Total Bank Loans (cost $522,944)		524,095

	Shares	Value
Preferred Stock: 0.3%
Real Estate Investment Trusts (REITs)
Pebblebrook Hotel Trust, 6.375%	2,625	$71,557
Total Preferred Stock (cost $65,777)		71,557

Short-Term Investment: 1.9%
U.S. Bank Money Market Deposit Account, 0.00% (d)	377,563	377,563
Total Short-Term Investment (cost $377,563)		377,563

Total Investments - 99.9% (cost $19,252,560)		20,076,691
Other Assets and Liabilities 0.1%		22,679
Net Assets: 100.0%		$20,099,370

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2021, the value of these investments was $13,504,821, or 67.2% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Funds hold cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Country Exposure (as a percentage of total investments)
United States	81.0%
Canada	5.1%
United Kingdom	2.6%
Luxembourg	2.3%
France	2.1%
Bermuda	1.5%
Liberia	1.5%
Panama	1.4%
Switzerland	1.0%
Cayman Islands	0.8%
Marshall Islands	0.7%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Convertible Bond: 0.6%
Cable & Satellite TV: 0.6%
DISH Network Corp., 2.375%, 3/15/24	$235,000	$227,803
Total Convertible Bond (cost $225,180)		227,803

Corporate Bonds: 91.9%
Advertising: 1.0%
MDC Partners, Inc., 7.500%, 5/1/24 (a)	190,000	192,375
TripAdvisor, Inc., 7.000%, 7/15/25 (a)	210,000	225,960
		418,335
Aerospace/Defense: 0.6%
Howmet Aerospace, Inc., 6.875%, 5/1/25	95,000	110,578
Triumph Group, Inc., 8.875%, 6/1/24 (a)	125,000	139,063
		249,641
Air Transportation: 2.0%
Allegiant Travel Co., 8.500%, 2/5/24 (a)	215,000	232,200
Delta Air Lines, Inc., 7.000%, 5/1/25 (a)	203,000	236,899
Hawaiian Brand Intellectual Property Ltd., 5.750%, 1/20/26 (a)	130,000	139,569
Spirit Loyalty Cayman Ltd., 8.000%, 9/20/25 (a)	92,751	104,901
United Airlines, Inc., 4.375%, 4/15/26 (a)	95,000	98,342
		811,911
Auto Parts & Equipment: 0.5%
The Goodyear Tire & Rubber Co., 9.500%, 5/31/25	195,000	217,669

Automakers: 5.1%
Ford Motor Co., 8.500%, 4/21/23	245,000	273,408
Ford Motor Co., 9.000%, 4/22/25	1,145,000	1,411,636
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	200,000	201,020
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/23 (a)	150,000	150,570
		2,036,634
Building & Construction: 1.3%
KB Home, 7.500%, 9/15/22	485,000	518,950

	Principal	Value
Building Materials: 0.4%
WESCO Distribution, Inc., 7.125%, 6/15/25 (a)	$160,000	$172,912

Cable & Satellite TV: 3.6%
CCO Holdings LLC, 5.750%, 2/15/26 (a)	134,000	138,497
CSC Holdings LLC, 5.250%, 6/1/24	193,000	209,155
DISH DBS Corp., 5.875%, 7/15/22	625,000	652,000
Videotron Ltd., 5.000%, 7/15/22	426,000	443,082
		1,442,734
Chemicals: 1.1%
Compass Minerals International, Inc., 4.875%, 7/15/24 (a)	195,000	201,338
Koppers, Inc., 6.000%, 2/15/25 (a)	125,000	129,000
Methanex Corp., 4.250%, 12/1/24	115,000	121,822
		452,160
Consumer/Commercial/Lease Financing: 5.3%
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/25 (a)	240,000	249,300
Navient Corp., 7.250%, 9/25/23	205,000	226,269
Navient Corp., 7.250%, 1/25/22	662,000	686,626
OneMain Finance Corp., 5.625%, 3/15/23	266,000	283,622
OneMain Finance Corp., 6.125%, 3/15/24	535,000	575,794
SLM Corp., 5.125%, 4/5/22	85,000	86,594
		2,108,205
Department Stores: 1.4%
Macy’s Retail Holdings LLC, 3.625%, 6/1/24	70,000	71,680
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	258,000	260,580
Macy’s Retail Holdings, Inc., 8.375%, 6/15/25 (a)	190,000	209,228
		541,488
Electric - Generation: 0.8%
NRG Energy, Inc., 7.250%, 5/15/26	205,000	212,504
TerraForm Power Operating LLC, 4.250%, 1/31/23 (a)	110,000	112,888
		325,392
Energy-Exploration & Production: 3.3%
Antero Resources Corp., 5.000%, 3/1/25	100,000	102,347
Continental Resources, Inc., 4.500%, 4/15/23	133,000	138,397

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
EQT Corp., 3.000%, 10/1/22	$210,000	$214,462
EQT Corp., 7.875%, 2/1/25	85,000	99,152
Occidental Petroleum Corp., 6.950%, 7/1/24	283,000	318,794
Ovintiv Exploration, Inc., 5.625%, 7/1/24	100,000	111,342
Range Resources Corp., 5.000%, 3/15/23	116,000	120,060
Southwestern Energy Co., 4.100%, 3/15/22	225,000	226,687
		1,331,241
Food - Wholesale: 1.1%
HLF Financing Sarl LLC, 7.875%, 9/1/25 (a)	266,000	289,275
KeHE Distributors LLC, 8.625%, 10/15/26 (a)	148,000	161,736
		451,011
Gaming: 3.7%
MGM Resorts International, 7.750%, 3/15/22	1,210,000	1,264,692
Wynn Las Vegas LLC, 4.250%, 5/30/23 (a)	230,000	238,625
		1,503,317
Gas Distribution: 3.7%
AmeriGas Partners LP, 5.625%, 5/20/24	165,000	180,262
Buckeye Partners LP, 4.350%, 10/15/24	155,000	162,169
DCP Midstream Operating LP, 4.950%, 4/1/22	350,000	356,562
EnLink Midstream Partners LP, 4.400%, 4/1/24	187,000	196,350
EQM Midstream Partners LP, 4.750%, 7/15/23	147,000	153,431
New Fortress Energy, Inc., 6.750%, 9/15/25 (a)	220,000	225,225
Western Midstream Operating LP, 4.000%, 7/1/22	206,000	209,348
		1,483,347
Health Facilities: 1.5%
Tenet Healthcare Corp., 4.625%, 7/15/24	110,000	111,617
Tenet Healthcare Corp., 7.500%, 4/1/25 (a)	450,000	486,058
		597,675
Health Services: 1.0%
Owens & Minor, Inc., 4.375%, 12/15/24	390,000	406,505

	Principal	Value
Hotels: 3.0%
Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/24	$210,000	$219,975
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25 (a)	255,000	271,180
Travel + Leisure Co., 4.250%, 3/1/22	280,000	283,150
Travel + Leisure Co., 6.600%, 10/1/25	175,000	196,698
Travel + Leisure Co., 5.650%, 4/1/24	195,000	212,449
		1,183,452
Investments & Miscellaneous Financial Services: 2.6%
Icahn Enterprises LP, 6.750%, 2/1/24	92,000	93,972
Icahn Enterprises LP, 6.250%, 5/15/26	268,000	284,348
Icahn Enterprises LP, 4.750%, 9/15/24	430,000	449,350
Oppenheimer Holdings, Inc., 5.500%, 10/1/25	220,000	229,625
		1,057,295
Machinery: 0.3%
Hillenbrand, Inc., 5.750%, 6/15/25	100,000	107,340

Managed Care: 0.4%
Molina Healthcare, Inc., 5.375%, 11/15/22	170,000	177,862

Media Content: 1.2%
AMC Networks, Inc., 5.000%, 4/1/24	173,000	175,201
Netflix, Inc., 5.875%, 2/15/25	264,000	305,073
		480,274
Metals/Mining Excluding Steel: 0.9%
Allegheny Technologies, Inc., 7.875%, 8/15/23	315,000	345,319

Monoline Insurance: 2.3%
MGIC Investment Corp., 5.750%, 8/15/23	200,000	215,571
NMI Holdings, Inc., 7.375%, 6/1/25 (a)	205,000	234,922
Radian Group, Inc., 4.500%, 10/1/24	440,000	471,253
		921,746
Multi-Line Insurance: 0.6%
Enact Holdings, Inc., 6.500%, 8/15/25 (a)	210,000	231,462

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Packaging: 2.2%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$170,000	$208,250
FXI Holdings, Inc., 7.875%, 11/1/24 (a)	185,000	190,781
OI European Group BV, 4.000%, 3/15/23 (a)	210,000	216,374
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 (a)	165,000	177,931
Pactiv LLC, 7.950%, 12/15/25	90,000	101,250
		894,586
Personal & Household Products: 2.4%
Avon Products, Inc., 6.500%, 3/15/23	280,000	301,105
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25 (a)	160,000	171,501
Mattel, Inc., 3.150%, 3/15/23	242,000	247,445
Newell Brands, Inc., 4.350%, 4/1/23	108,000	113,130
Turning Point Brands, Inc., 5.625%, 2/15/26 (a)	124,000	128,030
		961,211
Pharmaceuticals: 1.9%
Bausch Health Cos, Inc., 9.000%, 12/15/25 (a)	210,000	225,183
Elanco Animal Health, Inc., 5.272%, 8/28/23	100,000	107,559
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/23	230,000	229,193
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/24	200,000	212,000
		773,935
Printing & Publishing: 0.6%
Meredith Corp., 6.500%, 7/1/25 (a)	205,000	220,981

Real Estate Development & Management: 1.4%
Newmark Group, Inc., 6.125%, 11/15/23	310,000	341,019
Realogy Group LLC, 7.625%, 6/15/25 (a)	210,000	227,787
		568,806
Real Estate Investment Trusts (REITs): 5.8%
EPR Properties, 5.250%, 7/15/23	415,000	438,373
HAT Holdings I LLC, 6.000%, 4/15/25 (a)	210,000	221,363
HAT Holdings I LLC, 3.375%, 6/15/26 (a)	140,000	141,050
iStar, Inc., 4.750%, 10/1/24	220,000	231,550

	Principal	Value
Park Intermediate Holdings LLC, 7.500%, 6/1/25 (a)	$192,000	$208,090
RLJ Lodging Trust LP, 3.750%, 7/1/26 (a)	160,000	161,600
Service Properties Trust, 5.000%, 8/15/22	175,000	176,837
Service Properties Trust, 4.500%, 6/15/23	465,000	476,625
Service Properties Trust, 7.500%, 9/15/25	155,000	175,491
Starwood Property Trust, Inc., 5.500%, 11/1/23 (a)	100,000	104,750
		2,335,729
Recreation & Travel: 7.2%
Carnival Corp., 11.500%, 4/1/23 (a)	1,395,000	1,569,933
NCL Corp., 12.250%, 5/15/24 (a)	330,000	398,541
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	120,000	123,372
Royal Caribbean Cruises Ltd., 10.875%, 6/1/23 (a)	600,000	683,250
Viking Cruises Ltd., 13.000%, 5/15/25 (a)	105,000	123,526
		2,898,622
Restaurants: 1.1%
Brinker International, Inc., 3.875%, 5/15/23	220,000	226,622
Yum! Brands, Inc., 7.750%, 4/1/25 (a)	200,000	217,500
		444,122
Specialty Retail: 6.4%
Abercrombie & Fitch Management Co., 8.750%, 7/15/25 (a)	175,000	194,014
Caleres, Inc., 6.250%, 8/15/23	205,000	205,512
Foot Locker, Inc., 8.500%, 1/15/22	645,000	670,800
Hanesbrands, Inc., 4.625%, 5/15/24 (a)	215,000	227,900
L Brands, Inc., 9.375%, 7/1/25 (a)	185,000	239,113
Michael Kors USA, Inc., 4.500%, 11/1/24 (a)	200,000	211,500
QVC, Inc., 4.850%, 4/1/24	115,000	124,775
QVC, Inc., 4.450%, 2/15/25	130,000	138,839
The Gap, Inc., 8.375%, 5/15/23 (a)	510,000	574,617
		2,587,070
Steel Producers/Products: 0.5%
Commercial Metals Co., 4.875%, 5/15/23	201,000	211,914

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Principal	Value
Support - Services: 1.6%
Prime Security Services Borrower LLC, 5.250%, 4/15/24 (a)	$417,000	$446,828
Sabre GLBL, Inc., 9.250%, 4/15/25 (a)	170,000	202,101
		648,929
Tech Hardware & Equipment: 1.0%
CommScope, Inc., 5.500%, 3/1/24 (a)	240,000	246,900
Xerox Corp., 3.800%, 5/15/24	40,000	41,600
Xerox Corp., 4.375%, 3/15/23	100,000	104,434
		392,934
Telecom - Satellite: 0.5%
Hughes Satellite Systems Corp., 6.625%, 8/1/26	165,000	185,006

Telecom - Wireless: 5.2%
Sprint Communications, Inc., 11.500%, 11/15/21	100,000	103,728
Sprint Corp., 7.250%, 9/15/21	515,000	522,612
Sprint Corp., 7.875%, 9/15/23	575,000	653,244
Sprint Corp., 7.125%, 6/15/24	708,000	816,855
		2,096,439
Telecom - Wireline Integrated & Services: 2.9%
Lumen Technologies, Inc., 7.500%, 4/1/24	200,000	224,500
Cogent Communications Group, Inc., 3.500%, 5/1/26 (a)	175,000	178,937
Qwest Corp., 7.250%, 9/15/25	630,000	745,353
		1,148,790
Theaters & Entertainment: 0.8%
Cinemark USA, Inc., 8.750%, 5/1/25 (a)	275,000	301,125

Transport Infrastructure/Services: 1.7%
Teekay Corp., 9.250%, 11/15/22 (a)	320,000	330,600
XPO Logistics, Inc., 6.250%, 5/1/25 (a)	325,000	345,719
		676,319
Total Corporate Bonds (cost $36,040,914)		36,920,395

Bank Loans: 1.9% (b)(c)
Cable & Satellite TV: 0.8%
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	320,285	319,219

	Principal	Value
Packaging: 0.6%
Reynolds Group Holdings, Inc., 2.854%, 2/5/23
(1 Month US LIBOR + 2.750%)	$153,447	$153,063
(1 Month US LIBOR + 2.750%)	56,636	56,494
(1 Month US LIBOR + 2.750%)	34,576	34,490
		244,047
Specialty Retail: 0.5%
Jo-Ann Stores LLC, 5.500% (3 Month US LIBOR + 5.000%), 10/16/23	186,947	186,666
Total Bank Loans (cost $748,673)		749,932

U.S. Government Note: 1.0%
United States Treasury Note, 1.375%, 1/31/22	400,000	403,063
Total U.S. Government Notes/Bonds (cost $401,761)		403,063

	Shares
Mutual Fund: 2.6%
Bank Loan Related: 2.6%
Penn Capital Floating Rate Income Fund - Institutional Class (d)	108,656	1,055,045
Total Mutual Fund (cost $1,078,360)

Short-Term Investment: 1.3%
U.S. Bank Money Market Deposit Account, 0.00% (e)	529,278	529,278
Total Short-Term Investment (cost $529,278)		529,278

Total Investments - 99.3% (cost $39,024,166)		39,885,516
Other Assets and Liabilities 0.7%		294,699
Net Assets: 100.0%		$40,180,215

Percentages are stated as a percent of net assets.

(a)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2021, the value of these investments was $13,759,050, or 34.2% of total net assets.

(b)

Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

(c)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company. See Note 7.

(e)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Funds hold cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

Country Exposure (as a percentage of total investments)
United States	86.4%
Panama	3.9%
Canada	2.5%
Liberia	2.0%
Netherlands	1.7%
Bermuda	1.3%
Cayman Islands	1.0%
Marshall Islands	0.8%
United Kingdom	0.4%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Shares	Value
Common Stocks: 96.5%
Aerospace & Defense: 1.3%
Spirit AeroSystems Holdings, Inc. - Class A	4,615	$217,782

Airlines: 1.3%
Spirit Airlines, Inc. (a)	7,294	222,029

Auto Components: 2.8%
American Axle & Manufacturing Holdings, Inc. (a)	28,932	299,446
Dana, Inc.	7,590	180,339
		479,785
Banks: 8.1%
Ameris Bancorp	5,853	296,337
BankUnited, Inc.	7,288	311,125
FB Financial Corp.	5,061	188,876
First BanCorp	13,902	165,712
South State Corp.	3,160	258,362
Texas Capital Bancshares, Inc. (a)	2,304	146,281
		1,366,693
Biotechnology: 1.3%
Halozyme Therapeutics, Inc. (a)	4,877	221,465

Capital Markets: 1.7%
Focus Financial Partners, Inc. (a)	3,295	159,808
Open Lending Corp. - Class A (a)	2,959	127,503
		287,311
Chemicals: 1.9%
Livent Corp. (a)	6,090	117,902
Tronox Holdings PLC - Class A	9,412	210,829
		328,731
Commercial Services & Supplies: 4.2%
Harsco Corp. (a)	10,272	209,754
Steelcase, Inc. - Class A	20,725	313,155
Viad Corp. (a)	3,801	189,480
		712,389
Containers & Packaging: 1.1%
O-I Glass, Inc. (a)	11,153	182,129

Electrical Equipment: 2.1%
nVent Electric PLC	6,757	211,089
TPI Composites, Inc. (a)	3,037	147,051
		358,140

	Shares	Value
Energy Equipment & Services: 3.4%
ChampionX Corp. (a)	10,849	$278,277
DMC Global, Inc. (a)	1,111	62,450
Newpark Resources, Inc. (a)	23,755	82,192
Weatherford International PLC (a)	8,591	156,356
		579,275
Food & Staples Retailing: 2.5%
BJ’s Wholesale Club Holdings, Inc. (a)	4,212	200,407
Performance Food Group Co. (a)	4,601	223,102
		423,509
Health Care Equipment & Supplies: 4.7%
Alphatec Holdings, Inc. (a)	16,843	258,035
CONMED Corp.	1,387	190,616
CryoLife, Inc. (a)	6,106	173,410
SI-BONE, Inc. (a)	5,443	171,291
		793,352
Health Care Providers & Services: 6.8%
Acadia Healthcare Co., Inc. (a)	2,845	178,523
Community Health Systems, Inc. (a)	17,470	269,737
ModivCare, Inc. (a)	1,385	235,547
Option Care Health, Inc. (a)	11,555	252,708
R1 RCM, Inc. (a)	9,270	206,165
		1,142,680
Hotels, Restaurants & Leisure: 10.9%
Bally’s Corp. (a)	6,441	348,523
Boyd Gaming Corp. (a)	2,977	183,056
Golden Entertainment, Inc. (a)	8,944	400,691
Papa John’s International, Inc.	1,817	189,767
Planet Fitness, Inc. - Class A (a)	2,724	204,981
Scientific Games Corp. (a)	3,242	251,060
SeaWorld Entertainment, Inc. (a)	5,470	273,172
		1,851,250
Household Durables: 1.0%
Installed Building Products, Inc.	1,424	174,241

Interactive Media & Services: 1.1%
TripAdvisor, Inc. (a)	4,556	183,607

Internet & Direct Marketing Retail: 1.0%
Overstock.com, Inc. (a)	1,837	169,371

IT Services: 2.7%
Alliance Data Systems Corp.	2,149	223,904

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

	Shares	Value
Sabre Corp. (a)	18,437	$230,094
		453,998
Life Sciences Tools & Services: 1.6%
Syneos Health, Inc. (a)	3,022	270,439

Machinery: 2.6%
Chart Industries, Inc. (a)	1,758	257,230
Gates Industrial Corp. PLC (a)	10,537	190,404
		447,634
Marine: 1.4%
Kirby Corp. (a)	3,821	231,705

Media: 6.3%
EW Scripps Co. - Class A	12,488	254,630
Gray Television, Inc.	13,568	317,491
Nexstar Media Group, Inc. - Class A	1,783	263,670
WideOpenWest, Inc. (a)	10,816	224,000
		1,059,791
Metals & Mining: 1.9%
Carpenter Technology Corp.	4,860	195,469
Century Aluminum Co. (a)	9,843	126,876
		322,345
Oil, Gas & Consumable Fuels: 4.5%
Denbury, Inc. (a)	3,139	241,012
Northern Oil and Gas, Inc. (a)	7,475	155,256
PDC Energy, Inc.	8,105	371,128
		767,396
Professional Services: 1.0%
Upwork, Inc. (a)	2,994	174,520

Real Estate Management & Development: 1.4%
Newmark Group, Inc. - Class A	19,341	232,285

Semiconductors & Semiconductor Equipment: 7.1%
Kulicke & Soffa Industries, Inc.	6,059	370,811
Rambus, Inc. (a)	8,143	193,070
Semtech Corp. (a)	2,790	191,952
Silicon Motion Technology Corp. - ADR	3,797	243,388
SkyWater Technology, Inc. (a)	6,929	198,516
		1,197,737
Software: 1.7%
Cornerstone OnDemand, Inc. (a)	1,649	85,056

	Shares	Value
Rapid7, Inc. (a)	2,194	$207,618
		292,674
Specialty Retail: 2.9%
Caleres, Inc.	11,706	319,457
National Vision Holdings, Inc. (a)	3,180	162,593
		482,050
Technology Hardware, Storage & Peripherals: 1.0%
Pure Storage, Inc. - Class A (a)	8,684	169,599

Textiles, Apparel & Luxury Goods: 1.1%
Canada Goose Holdings, Inc. (a)	4,362	190,794

Trading Companies and Distributors: 1.1%
Landcadia Holdings III, Inc. (a)	15,253	189,137

Wireless Telecommunication Services: 1.0%
Gogo, Inc. (a)	14,482	164,805
Total Common Stocks (cost $11,446,651)		16,340,648

Contingent Value Right: 0.0%
Media - 0.0%
Media General, Inc. (a)	1,867	19
Total Contingent Value Right (cost $0)		19

Real Estate Investment Trusts (REITs): 2.3%
Essential Properties Realty Trust, Inc.	6,323	170,974
Ryman Hospitality Properties, Inc. (a)	2,776	219,193
Total REITs (cost $280,670)		390,167

Short-Term Investment: 1.4%
U.S. Bank Money Market Deposit Account, 0.00% (b)	232,891	232,891
Total Short-Term Investment (cost $232,891)		232,891

Total Investments - 100.2% (cost $11,960,212)		16,963,725
Other Assets and Liabilities (0.2)%		(41,114)
Net Assets: 100.0%		$16,922,611

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

(a)	No distribution or dividend was made during the period ending June 30, 2021. As such, it is classified as a non-income producing security as of June 30, 2021.

(b)

The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Funds hold cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

Country Exposure (as a percentage of total investments)
United States	91.9%
United Kingdom	2.4%
Ireland	2.2%
Cayman Islands	1.4%
Canada	1.1%
Puerto Rico	1.0%

Asset Type (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Assets And Liabilities

June 30, 2021

Assets	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value(1)
Unaffiliated issuers	$31,591,453	$19,917,298	$20,076,691	$38,830,471	$16,963,725
Affiliated mutual fund (see Note 7)	—	—	—	1,055,045	—
Receivables:
Advisor reimbursement due	21,700	14,484	42,455	20,971	37,198
Dividends and interest	136,825	9,386	321,155	612,507	3,855
Investments sold	472,986	140,964	299,729	832	56,734
Fund shares sold	—	40,725	—	—	—
Cash	—	—	540	—	—
Other assets	8,251	7,108	7,764	16,738	7,310
Total assets	32,231,215	20,129,965	20,748,334	40,536,564	17,068,822

Liabilities
Payables:
Investments purchased	1,409,120	99,571	548,701	189,238	80,456
Fund shares redeemed	10,273	—	9,529	68,049	—
Distribution payable	41,571	—	19,075	13,947	—
Accrued expenses:
Professional fees	21,140	21,139	21,075	21,140	19,651
Administration fees	31,507	16,800	26,823	24,066	17,100
Custody fees	5,884	1,200	1,700	1,915	1,800
Transfer agent fees and expenses	5,700	4,650	4,800	6,300	4,500
Trustee fees and expenses	19	—	—	237	—
Interest expense	—	—	—	—	3
Other accrued expenses	20,188	14,402	17,261	31,457	22,701
Total liabilities	1,545,402	157,762	648,964	356,349	146,211
Net assets	$30,685,813	$19,972,203	$20,099,370	$40,180,215	$16,922,611

Composition of Net Assets
Paid-in capital	$33,505,559	$12,491,225	$20,009,802	$41,251,660	$9,345,208
Total distributable earnings/accumulated loss	(2,819,746)	7,480,978	89,568	(1,071,445)	7,577,403
Net assets	$30,685,813	$19,972,203	$20,099,370	$40,180,215	$16,922,611

Institutional Class
Net assets applicable to outstanding shares	$30,685,813	$19,972,203	$20,099,370	$40,180,215	$16,922,611
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,161,884	1,191,610	2,010,811	4,124,624	855,300
Net asset value per share outstanding	$9.70	$16.76	$10.00	$9.74	$19.79

(1)	Investment in securities at cost
Unaffiliated issuers	$31,390,546	$13,523,034	$19,252,560	$37,945,806	$11,960,212
Affiliated mutual fund (see Note 7)	—	—	—	1,078,360	—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Operations

Year Ended June 30, 2021

Investment Income (Loss)	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Income
Dividends*
Unaffiliated dividends	$—	$239,001	$—	$—	$127,093
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	15,559	31,240	—
Interest	1,340,979	31	1,172,335	1,843,677	17
Total income	1,340,979	239,032	1,187,894	1,874,917	127,110

Investment advisory fees	182,183	157,566	130,344	195,499	112,885
Administration and accounting	138,850	67,240	111,118	94,866	67,715
Professional fees	38,210	38,210	38,210	38,210	38,553
Registration	31,487	23,274	29,224	26,133	25,103
Transfer agent expense	22,448	18,817	19,050	25,203	17,412
Shareholder communication	21,210	17,813	19,120	19,750	17,197
Shareholder servicing fees	20,605	7,207	8,452	55,560	16,850
Compliance fees	14,000	13,970	14,000	14,000	13,969
Insurance	13,962	6,842	7,432	17,840	4,251
Custodian	12,223	7,367	10,427	7,616	11,069
Trustees	7,880	4,148	4,424	11,153	2,864
Miscellaneous	—	21,735	386	—	24,634
Interest expense (see Note 9)	—	78	—	—	3
Expense waiver and reimbursement from Advisor	(291,063)	(198,611)	(256,142)	(271,231)	(222,981)
Net expenses	211,995	185,656	136,045	234,599	129,524
Net investment income (loss)	1,128,984	53,376	1,051,849	1,640,318	(2,414)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	230,733	2,734,210	1,263,917	821,751	3,817,804
Affiliated Mutual Fund (See Note 7)	—	—	(110,654)	(13,916)	—
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	1,247,840	3,642,695	886,939	1,032,875	4,502,499
Affiliated Mutual Fund (See Note 7)	—	—	169,544	55,193	—
Net realized and unrealized gain on investments	1,478,573	6,376,905	2,209,746	1,895,903	8,320,303
Net increase in net assets resulting from operations	$2,607,557	$6,430,281	$3,261,595	$3,536,221	$8,317,889

* Net of foreign taxes withheld	$—	$252	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PENN Capital Funds Trust

Statements of Changes In Net Assets

	Penn Capital Floating Rate Income Fund		Penn Capital Mid Cap Core Fund		Penn Capital Opportunisitic High Income Fund
Increase (Decrease) in Net Assets	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Operations
Net investment income (loss)	$1,128,984	$1,823,878	$53,376	$(6,037)	$1,051,849	$1,006,970
Net realized gain (loss) on investments	230,733	(2,928,732)	2,734,210	(1,519,717)	1,153,263	(1,852,292)
Net change in unrealized appreciation (depreciation)	1,247,840	(922,311)	3,642,695	466,063	1,056,483	(256,451)
Net increase (decrease) in net assets resulting from operations	2,607,557	(2,027,165)	6,430,281	(1,059,691)	3,261,595	(1,101,773)

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,132,139)	(1,836,175)	(1,241)	(768,746)	(1,055,682)	(1,019,814)
Total dividends and distributions to shareholders	(1,132,139)	(1,836,175)	(1,241)	(768,746)	(1,055,682)	(1,019,814)

Capital share transactions
Net proceeds from sale of shares	1,047,183	18,491,650	761,046	3,456,834	1,355,922	4,414,934
Dividends and distributions reinvested	782,402	1,226,820	1,238	763,333	1,034,753	1,017,853
Cost of shares redeemed**	(8,169,914)	(17,788,929)	(3,185,190)	(788,975)	(2,316,469)	(727,739)
Net increase (decrease) in net assets resulting from capital share transactions	(6,340,329)	1,929,541	(2,422,906)	3,431,192	74,206	4,705,048

Net increase (decrease) in net assets	(4,864,911)	(1,933,799)	4,006,134	1,602,755	2,280,119	2,583,461

Net Assets
Beginning of year	35,550,724	37,484,523	15,966,069	14,363,314	17,819,251	15,235,790

End of year	$30,685,813	$35,550,724	$19,972,203	$15,966,069	$20,099,370	$17,819,251

** Net of redemption fees of:	$—	$670	$—	$—	$—	$929

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Statements of Changes in Net Assets

Penn Capital Short Duration High Income Fund		Penn Capital Special Situations Small Cap Equity Fund
Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$1,640,318	$1,644,978	$(2,414)	$(36,860)
807,835	(2,697,916)	3,817,804	(799,718)
1,088,068	(410,224)	4,502,499	(471,563)
3,536,221	(1,463,162)	8,317,889	(1,308,141)

(1,641,797)	(1,650,678)	—	—
(1,641,797)	(1,650,678)	—	—

3,314,698	16,771,927	2,775,232	729,876
1,493,984	1,505,063	—	—
(10,984,422)	(5,625,205)	(1,415,714)	(2,374,092)
(6,175,740)	12,651,785	1,359,518	(1,644,216)

(4,281,316)	9,537,945	9,677,407	(2,952,357)

44,461,531	34,923,586	7,245,204	10,197,561

$40,180,215	$44,461,531	$16,922,611	$7,245,204

$—	$—	$—	$—

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income		Distributions from capital gains	Total distributions
Penn Capital Floating Rate Income Fund
Institutional Class
7/1/20 to 6/30/21	$9.30	0.33	0.40	0.73		(0.33)		—	(0.33)
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	0.25	(f)	(0.42)		—	(0.42)
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(f)	(0.51)		—	(0.51)
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)		(0.06)	(0.49)
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)		(0.05)	(0.45)
Penn Capital Mid Cap Core Fund
Institutional Class
7/1/20 to 6/30/21	$11.49	0.04	5.23	5.27		(0.00	)(h)	—	(0.00	)(h)
7/1/19 to 6/30/20	$12.68	0.00 (h)	(0.60)	(0.60)		—		(0.59)	(0.59)
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36		—		(1.23)	(1.23)
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—		(0.21)	(0.21)
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08		—		—	—
Penn Capital Opportunisitic High Income Fund
Institutional Class
7/1/20 to 6/30/21	$8.88	0.54	1.12	1.66		(0.54)		—	(0.54)
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57	)(f)	(0.54)		—	(0.54)
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(f)	(0.61)		(0.03)	(0.64)
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(f)	(0.63)		(0.22)	(0.85)
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)		—	(0.72)
Penn Capital Short Duration High Income Fund
Institutional Class
7/1/20 to 6/30/21	$9.33	0.36	0.41	0.77		(0.36)		—	(0.36)
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)		(0.38)		—	(0.38)
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(f)	(0.37)		—	(0.37)
7/17/17(e) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)		—	(0.25)

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	Commencement of operations.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.
(h)	Amount is less than $0.005 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)			Supplemental data and ratios

Net asset value, end of period	Total return		Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)		Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)		Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)

$9.70	7.95%		$30,686	0.64%		1.52%	3.41%		2.53%	46%
$9.30	(2.57)%		$35,551	0.64%		1.37%	4.33%		3.60%	93%
$9.97	4.04%		$37,485	0.64%		1.42%	4.89%		4.10%	57%
$10.09	3.71%		$31,729	0.65	%(g)	1.64%	4.31	%(g)	3.32%	65%
$10.21	5.66%		$25,031	0.74%		1.95%	3.90%		2.69%	108%

$16.76	45.88%		$19,972	1.06%		2.19%	0.30%		(0.83)%	59%
$11.49	(5.23)%		$15,966	1.06%		2.14%	(0.04)%		(1.12)%	57%
$12.68	3.64%		$14,363	1.06%		2.20%	(0.11)%		(1.25)%	40%
$13.55	17.41%		$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%
$11.73	21.55%		$11,027	1.06%		2.63%	(0.29)%		(1.86)%	91%

$10.00	19.22%		$20,099	0.72%		2.08%	5.57%		4.21%	156%
$8.88	(5.86)%		$17,819	0.72%		2.08%	5.66%		4.30%	149%
$9.99	5.83%		$15,236	0.72%		2.26%	5.90%		4.36%	85%
$10.06	3.81%		$13,814	0.72%		2.80%	5.89%		3.81%	66%
$10.52	13.36%		$8,772	0.72%		3.25%	7.01%		4.48%	79%

$9.74	8.42%		$40,180	0.54%		1.16%	3.77%		3.15%	104%
$9.33	(2.33)%		$44,462	0.54%		1.15%	3.87%		3.26%	113%
$9.93	4.65%		$34,924	0.54%		1.44%	3.75%		2.85%	48%
$9.85	1.03	%(d)	$12,436	0.54%		2.70%	3.08%		0.92%	39	%(d)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

	Per Common Share Data(a)
		Income from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment loss	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/20 to 6/30/21	$9.33	(0.01)	10.47	10.46		—	—	—
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)		—	—	—
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03	)(c)	—	(0.89)	(0.89)
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(c)	—	(1.40)	(1.40)
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(c)	—	(0.81)	(0.81)

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Total from investment operations per share includes redemption fees of less than $0.01 per share.

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust

Financial Highlights

Per Common Share Data(a)		Supplemental data and ratios

Net asset value, end of year	Total return	Net assets, end of year (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement	Ratio of expenses to average net assets, excluding waivers and reimbursement	Ratio of net investment loss to average net assets, including waivers and reimbursement	Ratio of net investment loss to average net assets, excluding waivers and reimbursement	Portfolio turnover rate(b)

$19.79	112.11%	$16,923	1.09%	2.97%	(0.02)%	(1.90)%	132%
$9.33	(12.56)%	$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
$10.67	(7.91)%	$10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
$12.59	20.31%	$21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%
$11.71	21.52%	$21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST

Notes to the Financial Statements

June 30, 2021

1. Organization

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Floating Rate Income Fund (formerly the Penn Capital Defensive Floating Rate Income Fund), the Penn Capital Mid Cap Core Fund (formerly the Penn Capital Managed Alpha SMID Cap Equity Fund), the Penn Capital Opportunistic High Income Fund (formerly the Penn Capital Multi-Credit High Income Fund), the Penn Capital Short Duration High Income Fund (formerly the Penn Capital Defensive Short Duration High Income Fund) and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies”.

The Penn Capital Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Floating Rate Income Fund commenced operations on November 30, 2015.

The Penn Capital Opportunistic High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Opportunistic High Income Fund commenced operations on November 30, 2015.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Mid Cap Core Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers two classes of shares for the Penn Capital Floating Rate Income Fund, the Penn Capital Mid Cap Core Fund, the Penn Capital Opportunistic High Income Fund and the Penn Capital Special Situations Small Cap Equity Fund: Institutional and Investor Class. The Trust offers Institutional Class shares for the Penn Capital Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2021. Neither class has a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of June 30, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.    Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2021, in valuing each Fund’s investments:

Description
Penn Capital Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Bank Loans	$—	$27,861,264	$—	$27,788,819
Corporate Bonds	—	2,062,353	—	2,062,353
Short-Term Investment	1,740,281	—	—	1,740,281
Total Investments in Securities	$1,740,281	$29,923,617	$—	$31,591,453

Penn Capital Mid Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$18,940,186	$—	$—	$18,940,186
Real Estate Investment Trusts (REITs)	781,910	—	—	781,910
Short-Term Investment	195,202	—	—	195,202
Total Investments in Securities	$19,917,298	$—	$—	$19,917,298

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Penn Capital Opportunistic High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Asset Backed Security	$—	$52,258	$—	$52,258
Bank Loans	—	524,095	—	524,095
Convertible Bonds	—	527,912	—	527,912
Corporate Bonds	—	18,523,306	—	18,523,306
Preferred Stock	71,557	—	—	71,557
Short-Term Investment	377,563	—	—	377,563
Total Investments in Securities	$449,120	$19,627,571	$—	$20,076,691

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bond	$—	$227,803	$—	$227,803
Corporate Bonds	—	36,920,395	—	36,920,395
Bank Loans	—	749,932	—	749,932
Mutual Fund	1,055,045	—	—	1,055,045
U.S. Government Note	—	403,063		403,063
Short-Term Investment	529,278	—	—	529,278
Total Investments in Securities	$1,584,323	$38,301,193	$—	$39,885,516

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$16,340,648	$—	$—	$16,340,648
Contingent Value Right	—	19	—	19
Real Estate Investment Trusts (REITs)	390,167	—	—	390,167
Short-Term Investment	232,891	—	—	232,891
Total Investments in Securities	$16,963,706	$19	$—	$16,963,725

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Floating Rate Income Fund, Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Floating Rate Income Fund	0.55%
Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through April 1, 2023. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

	Institutional Class	Investor Class
Penn Capital Floating Rate Income Fund	0.64%	0.89%
Penn Capital Mid Cap Core Fund	1.06%	1.31%
Penn Capital Opportunistic High Income Fund	0.72%	0.97%
Penn Capital Short Duration High Income Fund	0.54%	N/A
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Floating Rate Income Fund
June 30, 2019	$291,034		$—	$291,034	2022
June 30, 2020	308,125		—	308,125	2023
June 30, 2021	291,063			291,063	2024
Total	$890,222		$—	$890,222
Penn Capital Mid Cap Core Fund
June 30, 2019	$160,750		$—	$160,750	2022
June 30, 2020	169,526		—	169,526	2023
June 30, 2021	198,611			198,611	2024
Total	$528,887		$—	$528,887
Penn Capital Opportunistic High Income Fund
June 30, 2019	$219,408	(1)	$—	$204,979	2022
June 30, 2020	241,623	(1)	—	221,552	2023
June 30, 2021	256,142	(1)		253,063	2024
Total	$717,173		$—	$679,594

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Fiscal Period Incurred	Amount Waived/ Expense Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Short Duration High Income Fund
June 30, 2019	$200,969	(1)	$—	$198,460	2022
June 30, 2020	258,497	(1)	—	251,625	2023
June 30, 2021	271,231	(1)		265,384	2024
Total	$730,697		$—	$715,469
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2019	$187,190		$—	$187,190	2022
June 30, 2020	175,626		—	175,626	2023
June 30, 2021	222,981			222,981	2024
Total	$585,797		$—	$585,797

(1)	Includes fees waived that are not subject to potential recoupment.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the fiscal year ended June 30, 2021, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2021

The Trust has engaged U.S. Bank Global Fund Services to serve as each Fund’s administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank N.A. to serve as each Fund’s custodian.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Investor Class and Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. For the fiscal year ended June 30, 2021, there were no service fees incurred by the Investor Class shares because the Investor Class shares had not yet been issued as of June 30, 2021. The amount actually incurred by the Institutional Class shares for the fiscal year ended June 30, 2021, on an annualized basis was 0.06% for the Penn Capital Floating Rate Income Fund, 0.04% for the Penn Capital Mid Cap Core Fund, 0.04% for the Penn Capital Opportunistic High Income Fund, 0.13% for the Penn Capital Short Duration High Income Fund and 0.14% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in each Fund’s Prospectus.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

The following information is provided on a tax basis as of June 30, 2021:

	Penn Capital Floating Rate Income Fund	Penn Capital Mid Cap Core Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Cost of investments	$31,397,179	$13,547,737	$19,257,382	$39,029,875	$12,031,027
Gross unrealized appreciation	318,220	6,626,179	887,722	900,565	5,122,442
Gross unrealized depreciation	(123,946)	(256,618)	(68,413)	(44,924)	(189,744)
Net unrealized appreciation (depreciation)	194,274	6,369,561	819,309	855,642	4,932,698
Undistributed ordinary income	42,247	52,135	21,920	20,713	1,903,568
Undistributed long-term capital gains	—	1,059,282	—	—	741,137
Total distributable earnings	42,247	1,111,417	21,920	20,713	2,644,705
Other accumulated losses	(3,056,267)	—	(751,661)	(1,947,799)	—
Total accumulated earnings (losses)	$(2,819,746)	$7,480,978	$89,568	$(1,071,445)	$7,577,403

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to equalization credits. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Penn Capital Special Situations Small Cap Equity Fund	$(97,690)	$97,690

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Floating Rate Income Fund	unlimited	$1,846,167	$1,168,528
Penn Capital Opportunistic High Income Fund	unlimited	351,381	381,205
Penn Capital Short Duration High Income Fund	unlimited	1,933,852	—

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2021, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,132,139	$—
Penn Capital Mid Cap Core Fund	1,241	—
Penn Capital Opportunistic High Income Fund	1,055,682	—
Penn Capital Short Duration High Income Fund	1,641,797	—
Penn Capital Special Situations Small Cap Equity Fund	—	—

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2020, is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Floating Rate Income Fund	$1,836,175	$—
Penn Capital Mid Cap Core Fund	—	768,746
Penn Capital Opportunistic High Income Fund	1,019,814	—
Penn Capital Short Duration High Income Fund	1,650,678	—
Penn Capital Special Situations Small Cap Equity Fund	—	—

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal year ended June 30, 2021, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Floating Rate Income Fund	$14,368,288	$19,761,543	$—	$—
Penn Capital Mid Cap Core Fund	10,075,334	12,362,332	—	—
Penn Capital Opportunistic High Income Fund	29,210,662	27,884,611	—	—
Penn Capital Short Duration High Income Fund	37,747,310	40,000,664	—	—
Penn Capital Special Situations Small Cap Equity Fund	16,518,048	15,264,823	—	—

6. Capital Share Transactions

	Penn Capital Floating Rate Income Fund July 1, 2020 – June 30, 2021	Penn Capital Mid Cap Core Fund July 1, 2020 – June 30, 2021	Penn Capital Opportunistic High Income Fund July 1, 2020 – June 30, 2021	Penn Capital Short Duration High Income Fund July 1, 2020 – June 30, 2021	Penn Capital Special Situations Small Cap Equity Fund July 1, 2020 – June 30, 2021
Institutional Class Shares
Shares sold	108,300	49,672	139,413	343,875	169,601
Shares issued in reinvestment of dividends	81,454	87	107,641	155,400	—
Shares redeemed	(849,017)	(248,186)	(243,176)	(1,137,745)	(90,767)
Net increase (decrease)	(659,263)	(198,427)	3,878	(638,470)	78,834
Institutional Class Amount
Shares sold	1,047,183	761,046	1,355,922	3,314,698	2,775,232
Shares issued in reinvestment of dividends	782,402	1,238	1,034,753	1,493,984	—
Shares redeemed	(8,169,914)	(3,185,190)	(2,316,469)	(10,984,422)	(1,415,714)
Net increase (decrease)	(6,340,329)	(2,422,906)	74,206	(6,175,740)	1,359,518

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

7. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Advisor had control of 5% or more of the Funds’ outstanding voting securities, as defined in Section (2)(a)(3) of the 1940 Act, during the fiscal year ended June 30, 2021; such issuers are:

	July 1, 2020		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	223,346	$2,246,658	1,638	$15,560	(224,984)	$(2,262,218)
		$2,246,658		$15,560		$(2,262,218)
Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	111,025	$1,111,036	23,892	$231,240	(26,261)	$(263,916)
		$1,111,036		$231,240		$(263,916)

	June 30, 2021					June 30, 2021
Issuer Name	Share Balance	Dividend Income	Capital Gain Distribution	Unrealized Depreciation Change	Realized Loss	Value	Cost
Penn Capital Opportunistic High Income Fund
Penn Capital Floating Rate Income Fund	—	$15,559	$—	$169,544	$(110,654)	$—	$—
		$15,559	$—	$169,544	$(110,654)	$—	$—
Penn Capital Short Duration High Income Fund
Penn Capital Floating Rate Income Fund	108,656	$31,240	$—	$55,193	$(13,916)	$1,055,045	$1,078,360
		$31,240	$—	$55,193	$(13,916)	$1,055,045	$1,078,360

8. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

9. Line of Credit

PENN Capital Funds Trust has a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of June 30, 2021 was 3.25%. During the fiscal year ended June 30, 2021, the Penn Capital Floating Rate Income Fund, the Penn Capital Opportunistic High Income Fund, and the Penn Capital Short Duration High Income Fund did not use the credit line.

During the fiscal year ended June 30, 2021, line of credit activity for the Penn Capital Mid Cap Core Fund and Penn Capital Special Situations Small Cap Equity was as follows:

Fund	Average Borrowings	Amount Outstanding as of June 30, 2021	Interest Expense	Maximum Borrowing
Penn Capital Mid Cap Core Fund	$2,375	$—	$78	$334,000
Penn Capital Special Situations Small Cap Equity Fund	93	—	3	20,000

10. Recent Accounting Pronouncement

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (‘‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of June 30, 2021. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Mid Cap Core Fund as of June 30, 2021. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

12. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

13. Report of the Penn Capital Funds’ Special Shareholder Meeting (UNAUDITED)

A Special Meeting of Shareholders of the Funds was held on June 23, 2021, to elect eight nominees to the Board and approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Penn Capital (the “New Advisory Agreement”), as a result of a transaction involving a change of control of Penn Capital. Pursuant to the terms of an acquisition agreement among the Advisor; 525 Holding Company, Inc. (“525 Holding”), the parent company of the Advisor; and Spouting Rock Asset Management, LLC (“Spouting Rock”), Spouting Rock acquired on April 1, 2021 a minority ownership interest, certain management authority and a short-term option to acquire a controlling interest in 525 Holding (the “Acquisition”).

All shareholders of record at the close of business on April 19, 2021, for each Fund, were entitled to vote. As of April 19, 2021, the Penn Capital Mid Cap Core Fund had 1,172,018.045 shares outstanding, the Penn Capital Floating Rate Income Fund had 3,277,601.450 shares outstanding, the Penn Capital Opportunistic High Income Fund had 1,952,320.517 shares outstanding, the Penn Capital Short Duration High Income Fund had 4,172,594.359 shares outstanding and the Penn Capital Special Situations Small Cap Equity Fund had 835,697.127 shares outstanding.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Of the 2,703,970 shares of the Penn Capital Floating Rate Income Fund present in person or by proxy at the meeting on June 23, 2021, the shares were voted as follows:

	Shares voted for:	% For	% for of outstanding shares	Shares voted against:	% against	% against of outstanding shares	Shares voted abstain:	% abstain	% abstain of outstanding shares
Elect Julian A. Brodsky as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect J. Richard Camall as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Gregory P. Chandler as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Nicholas A. Giordano as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Arnold M. Reichman as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Robert Sablowsky as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Brian T. Shea as a Trustee	2,702,781	99.96%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Elect Robert A. Straniere as a Trustee	2,702,713	99.95%	82.46%	0	0.00%	0.00%	1,189	0.04%	0.04%
Approve new Investment Advisory Agreement	2,645,948	97.85%	80.73%	1,669	0.06%	0.05%	111	0.00%	0.00%

Of the 2,703,970 shares voted, 56,242 shares, or 1.72% of the shares outstanding, did not vote on the Approval of the new Investment Advisory Agreement. Accordingly, each item was approved.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Of the 1,056,060 shares of the Penn Capital Mid Cap Core Fund present in person or by proxy at the meeting on June 23, 2021, the shares were voted as follows:

	Shares voted for:	% For	% for of outstanding shares	Shares voted against:	% against	% against of outstanding shares	Shares voted abstain:	% abstain	% abstain of outstanding shares
Elect Julian A. Brodsky as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect J. Richard Camall as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Gregory P. Chandler as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Nicholas A. Giordano as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Arnold M. Reichman as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Robert Sablowsky as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Brian T. Shea as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Robert A. Straniere as a Trustee	1,056,060	100.00%	90.11%	0	0.00%	0.00%	0	0.00%	0.00%
Approve new Investment Advisory Agreement	1,021,812	96.76%	80.73%	0	0.00%	0.00%	0	0.00%	0.00%

Of the 1,056,060 shares voted, 34,248 shares, or 2.92% of the shares outstanding, did not vote on the Approval of the new Investment Advisory Agreement. Accordingly, each item was approved.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Of the 1,395,366 shares of the Penn Capital Opportunistic High Income Fund present in person or by proxy at the meeting on June 23, 2021, the shares were voted as follows:

	Shares voted for:	% For	% for of outstanding shares	Shares voted against:	% against	% against of outstanding shares	Shares voted abstain:	% abstain	% abstain of outstanding shares
Elect Julian A. Brodsky as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect J. Richard Camall as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Gregory P. Chandler as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Nicholas A. Giordano as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Arnold M. Reichman as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Robert Sablowsky as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Brian T. Shea as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Elect Robert A. Straniere as a Trustee	1,395,366	100.00%	71.47%	0	0.00%	0.00%	0	0.00%	0.00%
Approve new Investment Advisory Agreement	1,394,160	99.91%	71.41%	0	0.00%	0.00%	0	0.00%	0.00%

Of the 1,395,366 shares voted, 1,206 shares, or 0.09% of the shares outstanding, did not vote on the Approval of the new Investment Advisory Agreement. Accordingly, each item was approved.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Of the 2,180,680 shares of the Penn Capital Short Duration High Income Fund present in person or by proxy at the meeting on June 23, 2021, the shares were voted as follows:

	Shares voted for:	% For	% for of outstanding shares	Shares voted against:	% against	% against of outstanding shares	Shares voted abstain:	% abstain	% abstain of outstanding shares
Elect Julian A. Brodsky as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect J. Richard Camall as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Gregory P. Chandler as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Nicholas A. Giordano as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Arnold M. Reichman as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Robert Sablowsky as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Brian T. Shea as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Elect Robert A. Straniere as a Trustee	2,141,042	98.18%	51.31%	0	0.00%	0.00%	39,638	1.82%	0.95%
Approve new Investment Advisory Agreement	2,034,494	93.30%	48.76%	9,747	0.45%	0.23%	29,507	1.35%	0.71%

Of the 2,180,680 shares voted, 106,932 shares, or 5.16% of the shares outstanding, did not vote on the Approval of the new Investment Advisory Agreement. Accordingly, each item was approved.

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

Of the 719,985 shares of the Penn Capital Special Situations Small Cap Equity Fund present in person or by proxy at the meeting on June 23, 2021, the shares were voted as follows:

	Shares voted for:	% For	% for of outstanding shares	Shares voted against:	% against	% against of outstanding shares	Shares voted abstain:	% abstain	% abstain of outstanding shares
Elect Julian A. Brodsky as a Trustee	706,039	98.06%	84.49%	0	0.00%	0.00%	13,946	1.94%	1.67%
Elect J. Richard Camall as a Trustee	708,349	98.38%	84.76%	0	0.00%	0.00%	11,955	1.82%	1.43%
Elect Gregory P. Chandler as a Trustee	717,994	99.72%	85.92%	0	0.00%	0.00%	1,991	0.28%	0.24%
Elect Nicholas A. Giordano as a Trustee	708,349	98.38%	84.76%	0	0.00%	0.00%	11,955	1.82%	1.43%
Elect Arnold M. Reichman as a Trustee	717,994	99.72%	85.92%	0	0.00%	0.00%	1,991	0.28%	0.24%
Elect Robert Sablowsky as a Trustee	708,349	98.38%	84.76%	0	0.00%	0.00%	11,955	1.82%	1.43%
Elect Brian T. Shea as a Trustee	717,994	99.72%	85.92%	0	0.00%	0.00%	1,991	0.28%	0.24%
Elect Robert A. Straniere as a Trustee	708,349	98.38%	84.76%	0	0.00%	0.00%	11,955	1.82%	1.43%
Approve new Investment Advisory Agreement	615,455	85.48%	73.65%	1,991	0.28%	0.24%	0	0.00%	0.00%

Of the 719,985 shares voted, 102,539 shares, or 12.27% of the shares outstanding, did not vote on the Approval of the new Investment Advisory Agreement. Accordingly, each item was approved.

14. Change in Independent Registered Public Accounting Firm

On June 24, 2021, the Board, upon the recommendation of the Trust’s audit committee, dismissed KPMG LLP as independent registered public accounting firm for the Funds and selected Tait, Weller & Baker LLP as the independent registered public accounting firm for the Funds. During the Trust’s fiscal years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through June 24, 2021, none of the Trust, the Funds, nor anyone on their behalf has consulted with Tait, Weller & Baker LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021

During the fiscal years ended June 30, 2020 and June 30, 2019, and the subsequent interim period through June 24, 2021, there were no (1) disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports issued by KPMG LLP on the financial statements of the Funds as of and for the fiscal years ended June 30, 2020 and June 30, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the Funds’ distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Foreside will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

PENN CAPITAL FUNDS TRUST

Additional Information

June 30, 2021 (UNAUDITED)

Trustee and Officer Compensation

The Trustees of the Funds receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as Treasurer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

Shareholder Notification of Federal Tax Status

For the fiscal year ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund.	100.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2021 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	100.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended June 30, 2021 was as follows:

Penn Capital Floating Rate Income Fund	0.00%
Penn Capital Mid Cap Core Fund	0.00%
Penn Capital Opportunistic High Income Fund	0.00%
Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30, 2021 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-PORT

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov.

PENN CAPITAL FUNDS TRUST

Additional Information

June 30, 2021 (UNAUDITED)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

PENN CAPITAL FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
PENN Capital Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Floating Rate Income Fund (formerly the Penn Capital Defensive Floating Rate Income Fund), the Penn Capital Mid Cap Core Fund (formerly the Penn Capital Managed Alpha SMID Cap Equity Fund), the Penn Capital Opportunistic High Income Fund (formerly the Penn Capital Multi-Credit High Income Fund), the Penn Capital Short Duration High Income Fund (formerly the Penn Capital Defensive Short Duration High Income Fund), and the Penn Capital Special Situations Small Cap Equity Fund (the “Funds”), each a series of PENN Capital Funds Trust (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2020 and the financial highlights for each of the four years in the period ended June 30, 2020, except for Penn Capital Short Duration High Income Fund in which the financial highlights for each of the two years in the period ended June 30, 2020 and the period from July 17, 2017 (commencement of operations) though June 30, 2018 have been audited by other auditors, whose report dated August 28, 2020 expressed unqualified opinions on such statements of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2021

PENN CAPITAL FUNDS TRUST

Trustees and Officers (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. The Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	43
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Trustee	June 2021 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	None	43
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009 - 2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).	43
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled InvestmentTrust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).	43

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees (continued)
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Trustee	June 2021 to present	Retired.	Independent Trustee, EIP Investment Trust (registered investment company).	43
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983- 2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).	43
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None	43
Interested Trustee[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None	43
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Ste. 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	June 2021 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

PENN CAPITAL FUNDS TRUST

Trustees and Officers (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	June 2021 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY

Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	June 2021 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	June 2021 to present	Since 2016, Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

PENN CAPITAL FUNDS TRUST

TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	June 2021 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	The fund complex consists of the 7 Funds in the Trust and 36 portfolios of The RBB Fund, Inc.
1

Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2

Mr. Sablowsky is considered an “interested person” of the Trust as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Advisor.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the past five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

PENN CAPITAL FUNDS TRUST

Board Approval of Investment Advisory Agreement (UNAUDITED)

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered and unanimously approved the New Advisory Agreement at a meeting of the Board held on April 19, 2021 (the “April Meeting”). The Trustees reviewed and discussed written materials that were provided in connection with the April Meeting and throughout the year. The Trustees also reviewed and discussed written materials that were provided in connection with the March 18, 2021 Board meeting (the “March Meeting” and, together with the April Meeting, the “Meetings”) in connection with the Board’s approval of an interim investment advisory agreement on behalf of each Fund pursuant to Rule 15a-4 under the 1940 Act that went into effect April 1, 2021.

The Trustees relied upon the advice of Fund counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The Independent Trustees had requested and been provided with detailed materials relating to Penn Capital, Sprouting Rock, RBB and the Acquisition in advance of the Meetings. The Independent Trustees met in executive session with Fund counsel during the Meetings to discuss the Acquisition and its anticipated effects on the Funds, including the proposed RBB trust adoption and the shared governance and service provider structure (the “Shared Governance Structure”) on the RBB series trust platform. At the Meetings, representatives of Penn Capital, Spouting Rock and RBB responded to questions from the Board, and discussed, among other things, the strategic rationale for the Acquisition, the Shared Governance Structure and Penn Capital’s and Spouting Rock’s general plans and intentions regarding the Funds. The Board, including the Independent Trustees, evaluated the terms of the New Advisory Agreement, reviewed the information provided by Penn Capital and Spouting Rock in connection with the consideration of approving the New Advisory Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Board in evaluating and approving the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, Penn Capital advised the Board about a variety of matters, including the following:

●	No material changes are currently contemplated as a result of the Acquisition in the nature, quality, or extent of services currently provided by Penn Capital to the Funds and their shareholders.
●	All of the portfolio management personnel who currently manage the Funds are expected to continue to do so under the New Advisory Agreement.

●

Penn Capital has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds through at least April 1, 2023.

In addition to the information provided by Penn Capital, Spouting Rock and RBB representatives as described above, the Board also considered, among other factors, the following:

●

The reputation, financial condition, and resources of Penn Capital and Spouting Rock, and the potential benefits to shareholders of retaining Penn Capital as investment adviser to the Funds, including anticipated continuity of portfolio management.

●	Spouting Rock’s experience with past acquisitions.

●	The terms and conditions of the New Advisory Agreement, including that each Fund’s contractual advisory fee rates under the New Advisory Agreement will remain the same.

●	The expense limits for each Fund will remain the same through April 1, 2023.

●

The capabilities, resources, and personnel of Penn Capital necessary to continue to provide the investment management services currently provided to each Fund, and the transition and integration plans for the Funds’ transition to the RBB series trust umbrella under the Shared Governance Structure.

PENN CAPITAL FUNDS TRUST

Board Approval of Investment Advisory Agreement (UNAUDITED)

●

The advisory fees paid by each Fund under the New Advisory Agreement represent reasonable compensation to Penn Capital in light of the services to be provided, the costs to Penn Capital of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information compiled by Penn Capital from an unaffiliated third-party proprietary database) and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

●

Penn Capital has agreed to pay all expenses of the Funds in connection with this proxy solicitation, and that the Funds will bear no costs in obtaining shareholder approval of the New Advisory Agreement.

In considering whether to approve the New Advisory Agreement on behalf of the Funds, the Board reviewed the materials provided for the Meetings, including: (i) a copy of the form of New Advisory Agreement; (ii) information describing the nature, quality and extent of the services that Penn Capital and Spouting Rock expect to provide to the Funds; and (iii) information concerning the financial condition, business, operations and compliance program of Penn Capital. The Board also considered the information presented at Board Meetings throughout the year. In addition, the Board received a report compiled by Penn Capital from an unaffiliated third-party proprietary database comparing the advisory fees, expenses and performance of each Fund with the fees, expenses and performance of other funds with similar investment objectives and policies (each a “Peer Group”). In making its decision to approve the New Advisory Agreement, the Board, including the Independent Trustees, concluded that the information furnished was sufficient to form a reasonable business judgment for approval of the New Advisory Agreement.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services provided and expected to be provided to each Fund by Penn Capital; (ii) the personnel and operations of Penn Capital; (iii) the changes being made to the Trust and Funds in connection with the transition to the Shared Governance Structure; (iv) the investment performance of the Funds; (v) the expected profitability to Penn Capital under the New Advisory Agreement; (vi) any “fall-out” benefits to Penn Capital or Spouting Rock (i.e., the ancillary benefits realized due to a relationship with the Trust); and (vii) possible conflicts of interest. The following are among the primary factors taken into account by the Board in approving the New Advisory Agreement.

The nature, extent, and quality of services expected to be provided to each Fund by the Adviser. The Board reviewed the services that Penn Capital expects to continue to provide to each Fund, as well as potential efficiencies and cost savings under the Shared Governance Structure. In connection with the advisory services to be provided to each Fund, the Board noted Penn Capital’s responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; executing portfolio security trades; and oversight of general portfolio compliance with relevant law.

The Board reviewed Penn Capital’s experience, resources, strengths and performance as an investment adviser. The Board also noted Penn Capital’s procedures to manage potential conflicts of interest, as well as the RBB compliance and operational infrastructure available to the Funds under the Shared Governance Structure. The Board also considered that the same individuals who currently serve as portfolio managers of the Funds are expected to continue to do so under the New Advisory Agreement. The Board also considered the changes to the operations and certain service providers of the Funds as a result of the RBB trust adoption and Shared Governance Structure.

The Board also noted that Penn Capital will continue to have the capabilities, resources and personnel necessary to provide the investment management services currently provided to each Fund. In evaluating Penn Capital, the Board considered the history, background and experience of Spouting Rock as a multi-boutique manager platform. The Board considered Spouting Rock’s long-term business goals with regard to Penn Capital and the Funds.

Based on their consideration and review of the foregoing information, the Board determined that the Funds would likely benefit from the nature, quality and extent of the services to be provided by Penn Capital, as well as Penn Capitals’s ability to continue to render such services based on its experience, personnel, operations and resources.

Comparison of services provided and fees charged by the Adviser and other investment advisers to similar clients. The Board considered the expense comparison data for the Funds. At the Meetings, the Board compared both the services to be rendered and the fees to be paid pursuant to the New Advisory Agreement to the advisory fees of each Peer Group. The Board also discussed the fee and expense structure of the Funds in light of the services provided.

PENN CAPITAL FUNDS TRUST

Board Approval of Investment Advisory Agreement (UNAUDITED)

The Board considered the advisory fees and expense ratios of the Funds under the New Advisory Agreement (which are the same as fees charged under each Fund’s existing advisory agreement) compared to the advisory fees and net expense ratios of the investment companies in each Fund’s Peer Group. The Board received information regarding the profitability of Penn Capital in connection with serving as investment adviser to each Fund. The Board also noted Penn Capital’s agreement to waive its advisory fees and assume certain expenses under a new expense limitation agreement (the “New Expense Limitation Agreement”), which will maintain the current expense limits in place for the Funds through April 1, 2023.

After comparing each Fund’s fees with those of other funds in each Fund’s Peer Group and considering the information about fee rates charged to other accounts and clients managed Penn Capital, and in light of the nature, quality and extent of services expected to continue to be provided by Penn Capital, the Board concluded that the level of fees to be paid to Penn Capital with respect to each Fund was fair and reasonable.

The Board also noted that Penn Capital has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds through at least April 1, 2023. The Board considered the fact that the fee waivers and expense reimbursements under the New Expense Limitation Agreement would be kept in place through April 1, 2023.

Profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale. The Board discussed with the representatives from Penn Capital the expected costs to be incurred by the Adviser in rendering services to the Funds, and the profitability of Penn Capital in connection with its service as investment adviser to each Fund. The Board acknowledged Penn Capital’s contractual obligation to limit each Fund’s expenses under the New Expense Limitation Agreement in order to cap the costs paid by the applicable Funds’ shareholders, and the effect of such obligation on Penn Capital’s expected profitability. The Board considered that the Funds were not yet of a sufficient size to be experiencing economies of scale. The Board received information regarding Penn Capital’s financial condition. The Board concluded that the expected profitability of Penn Capital was reasonable for the Funds in relation to the performance and asset sizes of the Funds.

The Board also considered that Penn Capital and Spouting Rock may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of Penn Capital and Spouting Rock) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds.

Investment performance of the Funds. The Board considered the investment performance of the Funds. The Board concluded that Penn Capital’s experience in managing the Funds demonstrated that Penn Capital had the ability to continue to successfully manage the Funds and was adequate to support the approval of the New Advisory Agreement.

Conclusion. No single factor was determinative to the decision of the Board to approve the New Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, such as the New Expense Limitation Agreement, the Board concluded that the advisory fee rates under the New Advisory Agreement and the net expense ratios under the New Expense Limitation Agreement were reasonable in relation to the services expected to be provided by Penn Capital to each Fund, as well as the expected costs incurred and benefits gained by Penn Capital in providing such services. The Board also found the investment advisory fees under the New Advisory Agreement to be reasonable in comparison to the fees charged by each respective Peer Group. The Board concluded that the Acquisition would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services provided to the Funds, or impose an “unfair burden” on the Funds. The Board further concluded that, after the Acquisition, Penn Capital will continue to have the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund. As a result, the Board concluded that the approval of the New Advisory Agreement between Penn Capital and the Trust, on behalf of each Fund, is in the best interests of each Fund.

PENN CAPITAL FUNDS TRUST

Privacy Policy

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

● Social Security number

● Account balances and account transactions

● Assets and transaction history

When you are no longer our client, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 215-302-1500 or go to www.penncapital.com

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

What we do
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you ● Open an account or deposit money ● Provide information on client questionnaires
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies ● PENN Capital Funds Group LLC ● PENN Capital Funds Trust ● Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies ● Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you. ● Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

(b) Not applicable.

Item 2. Code of Ethics.

During the period, the registrant adopted a new code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$75,000	$120,000
Audit-Related Fees	None	None
Tax Fees	$15,000	25,000
All Other Fees	None	None

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (2) The percentage of fees billed by KPMG during the fiscal year ended June 30, 2020 and the period ended June 24, 2021, and Tait Weller Baker LLP during the period from June 24, 2021 through the fiscal year ended June 30, 2021, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) – (h) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	None	None
Registrant’s Investment Adviser	None	None

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) On June 24, 2021, the Board, upon the recommendation of the Trust’s audit committee, dismissed KPMG LLP as independent registered public accounting firm for the Funds and selected Tait, Weller & Baker LLP as the independent registered public accounting firm for the Funds. During the Trust’s fiscal years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through June 24, 2021, none of the Trust, the Funds, nor anyone on their behalf had consulted with Tait, Weller & Baker LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

During the fiscal years ended June 30, 2020 and June 30, 2019, and the subsequent interim period through June 24, 2021, there were no (1) disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The audited reports issued by KPMG LLP on the financial statements of the Funds as of and for the fiscal years ended June 30, 2020 and June 30, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)	/s/ Salvatore Faia
Salvatore Faia, President

Date	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Salvatore Faia
Salvatore Faia, President

Date	September 1, 2021

By (Signature and Title)	/s/ James G. Shaw
James G. Shaw, Treasurer

Date	September 1, 2021